UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05238

Nuveen New York Municipal Value Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End	31 August
Funds	2022

Nuveen Municipal Closed-End Funds

NAN	Nuveen New York Quality Municipal Income Fund
NRK	Nuveen New York AMT-Free Quality Municipal Income Fund
NNY	Nuveen New York Municipal Value Fund
NXN	Nuveen New York Select Tax-Free Income Portfolio

Semiannual

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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Table of Contents

Chair’s Letter to Shareholders	4
Important Notices	5
Fund Leverage	6
Common Share Information	8
Performance Overview and Holding Summaries	10
Shareholder Meeting Report	18
Portfolios of Investments	19
Statement of Assets and Liabilities	49
Statement of Operations	50
Statement of Changes in Net Assets	51
Statement of Cash Flows	53
Financial Highlights	54
Notes to Financial Statements	59
Risk Considerations	72
Additional Fund Information	73
Glossary of Terms Used in this Report	74
Annual Investment Management Agreement Approval Process	76

Chair’s Letter

to Shareholders

Dear Shareholders,

The question of whether economies are moving toward normalization or recession has dominated financial markets in 2022. High inflation has made the outcome more unpredictable, as it has dampened consumer sentiment, pushed central banks into raising interest rates more aggressively and contributed to considerable turbulence in the markets this year.

Inflation has surged partially due to COVID supply chain bottlenecks and exacerbated by Russia’s war in Ukraine and recent lockdowns across China to contain a large-scale COVID-19 outbreak. This has necessitated increasingly forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who have signaled their intentions to slow inflation while tolerating materially slower economic growth and some softening in the labor market. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared more than two years ago. Larger increases of 0.50% in May and 0.75% in June, July and September 2022 followed, bringing the target fed funds rate to a range of 3.00% to 3.25%. Additional rate hikes are expected in the remainder of this year, although Fed officials will closely monitor inflation data along with other economic measures and modify their rate setting policy based upon these factors. U.S. gross domestic product growth has now contracted for two consecutive quarters, according to government estimates, as consumer and business activity has slowed in part due to higher prices and borrowing costs. The sharp increase in the U.S. dollar’s value relative to other currencies in 2022 has added further uncertainty to the economic outlook. However, the still strong labor market suggests not all areas of the economy are weakening in unison.

While markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth
Chair of the Board
October 21, 2022

Important Notices

For Shareholders of
Nuveen New York Quality Municipal Income Fund (NAN)
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
Nuveen New York Municipal Value Fund (NNY)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

Portfolio Manager Commentaries in Semiannual Shareholder Reports

The Funds’ include portfolio manager commentary in their annual shareholder reports. For the Funds’ most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of each Fund’s February 28, 2022 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial

Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding

Summaries section within this report.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

NAN and NRK's use of leverage significantly detracted from relative performance during the reporting period. However, the Funds' use of leverage was accretive to overall common share income.

As of August 31, 2022, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAN	NRK	NNY	NXN
Effective Leverage*	41.45%	42.27%	0.00%	0.00%
Regulatory Leverage*	37.72%	41.28%	0.00%	0.00%

*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of August 31, 2022, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NNY and NXN did not use regulatory leverage.

		Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NAN	$147,000,000	$ 89,000,000	$236,000,000
NRK	$ —	$743,800,000	$743,800,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 - Fund Shares for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 - Fund Shares for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of August 31, 2022. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAN	NRK	NNY	NXN
March 2022	$0.0485	$0.0480	$0.0230	$0.0345
April	0.0485	0.0480	0.0230	0.0330
May	0.0485	0.0480	0.0230	0.0330
June	0.0485	0.0480	0.0230	0.0330
July	0.0485	0.0480	0.0245	0.0330
August 2022	0.0485	0.0480	0.0245	0.0330
Total Distributions from Net Investment Income	$0.2910	$0.2880	$0.1410	$0.1995
Yields
Market Yield*	5.08%	5.26%	3.44%	3.35%
Taxable-Equivalent Yield*	10.48%	10.88%	7.09%	6.93%

*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 51.7%. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2022, the Funds’ Board of Trustees reauthorized an open-market common share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of August 31, 2022 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NAN	NRK	NNY	NXN
Common shares cumulatively repurchased and retired	277,714	390,000	0	0
Common shares authorized for repurchase	3,085,000	8,720,000	1,885,000	390,000

OTHER COMMON SHARE INFORMATION

As of August 31, 2022, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NAN	NRK	NNY	NXN
Common share NAV	$12.63	$12.13	$9.03	$12.67
Common share price	$11.46	$10.96	$8.55	$11.82
Premium/(Discount) to NAV	(9.26)%	(9.65)%	(5.32)%	(6.71)%
Average premium/(discount) to NAV	(10.18)%	(10.62)%	(5.08)%	(7.49)%

NAN	Nuveen New York Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of August 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAN at Common Share NAV	(11.99)%	(16.16)%	0.27%	2.17%
NAN at Common Share Price	(11.11)%	(21.24)%	(0.05)%	1.77%
S&P Municipal Bond Index	(5.44)%	(8.08)%	1.33%	2.32%
S&P Municipal Bond New York Index	(6.00)%	(8.77)%	0.97%	2.13%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	167.9%
Other Assets Less Liabilities	2.7%

Net Assets Plus Floating Rate Obligations,
Borrowings, AMTP Shares, net of deferred
offering costs & VRDP Shares, net of
deferred offering costs	170.6%
Floating Rate Obligations	(6.6)%
Borrowings	(3.7)%
AMTP Shares, net of deferred offering costs (37.7)%
VRDP Shares, net of deferred offering costs	(22.6)%
Net Assets	100%

States and Territories[2]
(% of total municipal bonds)
New York	94.5%
Puerto Rico	4.5%
Guam	1.0%
Total	100%

Portfolio Composition[1]
(% of total investments)
Transportation	27.3%
Tax Obligation/Limited	19.9%
Utilities	12.3%
Education and Civic Organizations	11.8%
Tax Obligation/General	9.4%
Health Care	8.2%
Other	11.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.9%
AAA	10.3%
AA	31.9%
A	14.8%
BBB	8.8%
BB or Lower	7.8%
N/R (not rated)	20.5%
Total	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
[2]	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgment of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NRK at Common Share NAV	(12.50)%	(16.76)%	0.13%	2.09%
NRK at Common Share Price	(11.43)%	(19.08)%	0.40%	1.54%
S&P Municipal Bond Index	(5.44)%	(8.08)%	1.33%	2.32%
S&P Municipal Bond New York Index	(6.00)%	(8.77)%	0.97%	2.13%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes averages are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	174.0%
Other Assets Less Liabilities	(0.4)%

Net Assets Plus Floating Rate Obligations,
Borrowings, MFP Shares, net of deferred
offering costs & VRDP Shares, net of deferred
offering costs	173.6%
Floating Rate Obligations	(2.9)%
Borrowings	(0.7)%
MFP Shares, net of deferred offering costs	(7.5)%
VRDP Shares, net of deferred offering costs	(62.5)%
Net Assets	100%

States and Territories[2]
(% of total municipal bonds)
New York	94.8%
Puerto Rico	4.5%
Guam	0.7%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/Limited	21.4%
Utilities	19.9%
Transportation	16.5%
Education and Civic Organizations	14.8%
Health Care	8.2%
Tax Obligation/General	6.4%
U.S. Guaranteed	5.6%
Other	7.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.6%
AAA	12.0%
AA	36.6%
A	14.1%
BBB	3.4%
BB or Lower	4.8%
N/R (not rated)	23.5%
Total	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
[2]	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NNY	Nuveen New York Municipal Value Fund
Performance Overview and Holding Summaries as of August 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NNY at Common Share NAV	(6.82)%	(9.50)%	1.16%	2.24%
NNY at Common Share Price	(6.28)%	(13.95)%	(0.04)%	1.80%
S&P Municipal Bond Index	(5.44)%	(8.08)%	1.33%	2.32%
S&P Municipal Bond New York Index	(6.00)%	(8.77)%	0.97%	2.13%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.8%
Other Assets Less Liabilities	(0.8)%
Net Assets	100%

States and Territories[2]
(% of total municipal bonds)
New York	95.1%
Puerto Rico	3.2%
Guam	1.6%
District of Columbia	0.1%
Total	100%

Portfolio Composition[1]
(% of total investments)
Transportation	21.2%
Tax Obligation/Limited	19.6%
Utilities	18.3%
Education and Civic Organizations	17.0%
Health Care	9.3%
Tax Obligation/General	4.9%
Other	9.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.6%
AAA	14.1%
AA	32.0%
A	15.0%
BBB	9.4%
BB or Lower	8.3%
N/R (not rated)	18.6%
Total	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
[2]	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgment of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

NXN	Nuveen New York Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of August 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXN at Common Share NAV	(7.37)%	(10.16)%	0.87%	2.12%
NXN at Common Share Price	(6.99)%	(15.03)%	0.09%	1.51%
S&P Municipal Bond Index	(5.44)%	(8.08)%	1.33%	2.32%
S&P Municipal Bond New York Index	(6.00)%	(8.77)%	0.97%	2.13%

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.2%
Other Assets Less Liabilities	0.8%
Net Assets	100%

States and Territories[2]
(% of total municipal bonds)
New York	94.7%
Puerto Rico	3.1%
Guam	2.2%
Total	100%

Portfolio Composition[1]
(% of total investments)
Transportation	22.9%
Tax Obligation/Limited	20.2%
Utilities	16.6%
Education and Civic Organizations	11.5%
Health Care	9.8%
Tax Obligation/General	8.7%
Other	10.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.2%
AAA	11.8%
AA	39.1%
A	9.5%
BBB	11.6%
BB or Lower	10.1%
N/R (not rated)	15.7%
Total	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
[2]	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgment of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

Shareholder Meeting Report

The annual meeting of shareholders was held on August 5, 2022 for NNY, NXN, NAN and NRK.  The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	NNY	NXN	NAN		NRK
			Common and	Preferred	Common and	Preferred
			Preferred shares	Shares voting	Preferred shares	Shares voting
	Common	Common	voting together	together	voting together	together
	shares	shares	as a class	as a class	as a class	as a class
Approval of the Board Members
was reached as follows:
Judith M. Stockdale
For	16,063,762	3,287,146	24,557,447	—	57,545,629	—
Withhold	611,052	83,285	1,444,757	—	14,243,435	—
Total	16,674,814	3,370,431	26,002,204	—	71,789,064	—
Carole E. Stone
For	16,064,417	3,312,518	24,660,042	—	57,580,802	—
Withhold	610,397	57,913	1,342,162	—	14,208,262	—
Total	16,674,814	3,370,431	26,002,204	—	71,789,064	—
Margaret L. Wolff
For	16,271,350	3,314,060	24,988,722	—	57,685,527	—
Withhold	403,464	56,371	1,013,482	—	14,103,537	—
Total	16,674,814	3,370,431	26,002,204	—	71,789,064	—
William C. Hunter
For	16,307,005	3,336,046	—	2,360	—	7,078
Withhold	367,809	34,385	—	—	—	—
Total	16,674,814	3,370,431	—	2,360	—	7,078
Albin F. Moschner
For	—	—	—	2,360	—	7,078
Withhold	—	—	—	—	—	—
Total	—	—	—	2,360	—	7,078

NAN	Nuveen New York Quality Municipal
Income Fund
Portfolio of Investments
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 167.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 167.9% (100.0% of Total Investments)
	Consumer Staples – 6.2% (3.7% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement
	Asset-Backed Bonds, Series 2005A:
$ 12,500	5.000%, 6/01/38	10/22 at 100.00	B–	$ 12,499,750
3,210	5.000%, 6/01/45	10/22 at 100.00	B–	3,209,615
215	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	BBB	221,852
	Series 2016A-1, 5.625%, 6/01/35
1,145	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	BB+	1,235,134
	Series 2016A-1, 5.750%, 6/01/43
7,155	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	6,942,711
24,225	Total Consumer Staples			24,109,062
	Education and Civic Organizations – 19.7% (11.8% of Total Investments)
3,130	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	10/22 at 100.00	CCC	2,928,334
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of
	New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,025	5.000%, 6/01/32	6/24 at 100.00	Aa2	1,059,850
2,070	5.000%, 6/01/43	6/24 at 100.00	Aa2	2,126,490
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College
	of New York, Series 2014:
1,405	5.250%, 11/01/34	11/24 at 100.00	BB	1,421,776
1,300	5.000%, 11/01/39	11/24 at 100.00	BB	1,304,927
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
950	5.000%, 4/15/33, 144A	4/23 at 100.00	BB+	953,220
1,380	5.000%, 4/15/43, 144A	4/23 at 100.00	BB+	1,381,242
1,000	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	844,250
	School, Series 2020A-1, 5.250%, 6/01/40, 144A
	Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter
	School Project, Social Impact Project Series 2021A:
290	5.000%, 6/01/41, 144A	6/29 at 100.00	N/R	291,462
1,000	5.000%, 6/01/51, 144A	6/29 at 100.00	N/R	983,440
1,760	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	1,772,179
	University, Series 2013A, 5.000%, 7/01/44
2,470	Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University,	7/32 at 100.00	N/R	2,503,790
	Series 2022A, 5.000%, 7/15/50
2,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	2,104,680
	of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured
1,565	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series	7/29 at 100.00	A	1,437,765
	2020, 4.000%, 7/01/46
5,090	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	5,227,277
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
	Dormitory Authority of the State of New York, Revenue Bonds, New School University,
	Series 2015A:
1,820	5.000%, 7/01/45	7/25 at 100.00	N/R	1,848,701
1,510	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/32 at 100.00	N/R	1,322,911
	Series 2022A, 4.000%, 7/01/47
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
1,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	1,055,650
2,300	5.000%, 7/01/35	7/25 at 100.00	Aa2	2,424,775

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A:
$ 5,100	5.000%, 7/01/33	7/26 at 100.00	Aa2	$ 5,503,818
3,765	5.000%, 7/01/36	7/26 at 100.00	Aa2	4,043,271
1,055	5.000%, 7/01/39	7/26 at 100.00	Aa2	1,128,629
5,500	4.000%, 7/01/43	7/26 at 100.00	Aa2	5,299,745
2,625	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/30 at 100.00	Aa1	2,824,841
	Series 2020A, 5.000%, 7/01/53
3,140	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	3,184,745
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
2,705	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	2,358,138
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (5)
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi
	University Project, Series 2013:
1,005	5.000%, 9/01/38	9/23 at 100.00	A–	1,014,417
265	5.000%, 9/01/43	9/23 at 100.00	A–	266,667
5,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University	7/25 at 100.00	AA	5,204,950
	Project, Refunding Series 2015A, 5.000%, 7/01/40
890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John	10/22 at 100.00	A–	892,003
	Fisher College, Series 2011, 6.000%, 6/01/30
3,030	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	3,086,661
	Project, Series 2015A, 5.000%, 7/01/45
2,000	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	1/31 at 100.00	AA	1,683,460
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A, 3.000%, 1/01/39 –
	AGM Insured
2,055	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	9/30 at 100.00	N/R	1,906,732
	Revenue Bonds, Yankee Stadium Project, Series 2020A, 4.000%, 3/01/45 – AGM Insured
2,520	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	2,258,449
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
1,900	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	1,708,803
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
1,515	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College	7/25 at 100.00	Baa2	1,557,087
	Project, Series 2015, 5.000%, 7/01/40
77,135	Total Education and Civic Organizations			76,915,135
	Financials – 3.4% (2.0% of Total Investments)
4,725	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A2	5,286,424
	Series 2005, 5.250%, 10/01/35
6,885	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A2	7,903,292
	Series 2007, 5.500%, 10/01/37
11,610	Total Financials			13,189,716
	Health Care – 13.7% (8.2% of Total Investments)
	Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health
	Obligated Group, Series 2022A:
10,470	4.250%, 5/01/52	5/32 at 100.00	N/R	9,842,009
4,745	5.000%, 5/01/52	5/32 at 100.00	N/R	4,935,322
	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,
	Series 2018A:
3,935	5.000%, 8/01/32	8/28 at 100.00	BBB–	4,046,164
2,500	5.000%, 8/01/33	8/28 at 100.00	N/R	2,555,525
3,060	5.000%, 8/01/34	8/28 at 100.00	BBB–	3,114,131
3,700	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/25 at 100.00	A–	3,800,159
	Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals
	Obligated Group, Series 2020A:
$ 9,150	4.000%, 7/01/50	7/30 at 100.00	A	$ 8,385,792
3,820	4.000%, 7/01/53	7/30 at 100.00	A	3,489,188
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest
	Systems, Inc. Project, Series 2016B:
4,120	5.000%, 7/01/32	7/26 at 100.00	A–	4,295,224
750	5.000%, 7/01/46	7/26 at 100.00	A–	761,407
1,770	Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health	12/32 at 100.00	N/R	1,820,268
	Project, Series 2022A, 5.250%, 12/01/52
710	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds,	10/22 at 100.00	BB–	711,314
	Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/30 at 100.00	BBB+	856,130
	Regional Health Project, Series 2020A, 4.000%, 12/01/46
4,775	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	Baa2	4,734,413
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46
54,505	Total Health Care			53,347,046
	Housing/Single Family – 0.2% (0.1% of Total Investments)
595	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	N/R	597,148
	Revenue Bonds, Series 1998A, 5.750%, 9/01/31, (AMT)
	Industrials – 1.3% (0.8% of Total Investments)
5,125	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	4,957,771
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
40	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade	3/30 at 100.00	N/R	31,200
	Center Project, Refunding Green Series 2022A-CL2, 3.500%, 9/15/52
5,165	Total Industrials			4,988,971
	Long-Term Care – 0.5% (0.3% of Total Investments)
1,275	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	10/22 at 100.00	A2	1,284,282
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
340	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	305,337
	Community Project, Series 2019, 5.000%, 1/01/40
295	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	10/22 at 100.00	N/R	286,755
	Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23, 144A
75	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special	10/22 at 100.00	N/R	73,351
	Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23, 144A
1,985	Total Long-Term Care			1,949,725
	Materials – 0.5% (0.3% of Total Investments)
1,935	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	1,979,699
	Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35, (AMT), 144A
	Tax Obligation/General – 15.9% (9.4% of Total Investments)
8,000	Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series	4/30 at 100.00	AA	8,652,800
	2019B, 5.000%, 4/01/49 – AGM Insured
1,720	Nassau County, New York, General Obligation Bonds, General Improvement Series 2021A,	4/31 at 100.00	N/R	1,655,569
	4.000%, 4/01/44 – AGM Insured
500	Nassau County, New York, General Obligation Bonds, General Improvement Series, Refunding	1/26 at 100.00	A+	527,385
	2016A, 5.000%, 1/01/38
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C:
1,395	5.000%, 4/01/35	4/26 at 100.00	A+	1,484,029
2,000	5.000%, 4/01/43	4/26 at 100.00	A+	2,099,940
5,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	5,114,850

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 8,775	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	$ 9,368,980
4,000	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 5.000%, 10/01/37	10/27 at 100.00	AA	4,315,800
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
7,000	5.000%, 3/01/38, (UB) (4)	3/28 at 100.00	AA	7,498,610
1,000	5.000%, 3/01/39	3/28 at 100.00	AA	1,069,470
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
6,480	5.000%, 4/01/40	4/28 at 100.00	AA	6,924,334
1,420	5.000%, 4/01/43	4/28 at 100.00	AA	1,509,502
7,500	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/42	8/30 at 100.00	AA	8,076,750
	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
500	4.000%, 7/01/37	7/31 at 103.00	N/R	448,045
1,506	4.000%, 7/01/41	7/31 at 103.00	N/R	1,315,205
2,088	4.000%, 7/01/46	7/31 at 103.00	N/R	1,773,150
58,884	Total Tax Obligation/General			61,834,419
	Tax Obligation/Limited – 33.4% (19.9% of Total Investments)
2,080	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/24 at 100.00	AA+	2,142,109
	General Purpose Series 2014C. Group C, 5.000%, 3/15/44
7,710	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	7,370,220
	General Purpose, Bidding Group 1 Through 5, Series 2020A, 4.000%, 3/15/44
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	N/R	4,709,000
	General Purpose, Series 2019A. Bidding Group 1,2,3,4, 4.000%, 3/15/49
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2019D:
1,135	4.000%, 2/15/38	2/30 at 100.00	AA+	1,115,489
7,865	4.000%, 2/15/47	2/30 at 100.00	AA+	7,449,964
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,065,780
	2015B. Group A,B&C, 5.000%, 3/15/35
6,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/28 at 100.00	AA+	6,381,300
	2018A, 5.000%, 3/15/45
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,225	5.000%, 11/15/28	11/25 at 100.00	BB	3,355,613
2,355	5.000%, 11/15/34	11/25 at 100.00	BB	2,415,947
1,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green Fiscal 2022	2/32 at 100.00	N/R	1,024,100
	Series A, 4.000%, 2/15/37
3,750	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa3	3,965,362
	Fiscal 2017 Series A, 5.000%, 2/15/42
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding
	Series 2012A:
1,815	5.000%, 11/15/27	11/22 at 100.00	AA	1,824,492
2,250	5.000%, 11/15/29	11/22 at 100.00	AA	2,261,835
7,265	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2022A,	5/32 at 100.00	N/R	6,981,810
	4.000%, 11/15/42
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	3,779,755
	Fiscal 2018, Series 2017S-3, 5.000%, 7/15/38
2,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	2,135,000
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/45
890	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	967,911
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2012 Series E-1:
805	5.000%, 2/01/37	10/22 at 100.00	AAA	807,142
1,055	5.000%, 2/01/42	10/22 at 100.00	AAA	1,057,806

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,090	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/23 at 100.00	AAA	$ 3,121,549
	Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29
7,860	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	7,975,306
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
4,170	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	4,294,475
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/26 at 100.00	AAA	5,335,100
	Subordinate Fiscal 2017 Series B-1, 5.000%, 8/01/36
845	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/32 at 100.00	N/R	813,735
	Subordinate Fiscal 2022 Subseries C-1, 4.000%, 2/01/42
3,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding	9/32 at 100.00	N/R	2,875,920
	Group 1 Series 2022A, 4.000%, 3/15/44
2,500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/28 at 100.00	N/R	2,350,100
	General Purpose Group 1, Series 2019A, 4.000%, 3/15/48
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2020C:
2,550	5.000%, 3/15/35	9/30 at 100.00	AA+	2,819,790
2,250	5.000%, 3/15/38	9/30 at 100.00	AA+	2,451,420
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
11,014	0.000%, 7/01/51	7/28 at 30.01	N/R	2,348,846
23,975	5.000%, 7/01/58	7/28 at 100.00	N/R	23,258,147
32	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	29,534
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
2,000	5.000%, 1/01/29, (AMT)	1/26 at 100.00	Caa1	1,726,260
1,000	5.000%, 1/01/35, (AMT)	1/26 at 100.00	Caa1	761,120
3,260	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	11/31 at 100.00	N/R	3,087,090
	Lien Series 2021C-1A, 4.000%, 5/15/46
1,785	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	11/31 at 100.00	N/R	1,673,884
	Lien Series 2021C-3, 4.000%, 5/15/51
3,800	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/32 at 100.00	N/R	3,563,450
	Lien Series 2022 A, 4.000%, 5/15/51
1,065	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior Lien	5/32 at 100.00	N/R	1,017,799
	Bonds, Series 2022C, 4.125%, 5/15/52
139,896	Total Tax Obligation/Limited			130,314,160
	Transportation – 45.9% (27.3% of Total Investments)
5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/26 at 100.00	A3	5,546,900
	Climate Bond Certified Series 2016A-1, 5.000%, 11/15/46
1,110	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	1,134,087
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/26 at 100.00	A3	5,182,850
	Green Series 2016B, 5.000%, 11/15/37
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E:
1,540	5.000%, 11/15/42	11/22 at 100.00	A3	1,546,006
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/25 at 100.00	A3	5,271,900
	2015C-1, 5.250%, 11/15/29
11,920	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	A3	12,293,454
	2016C-1, 5.250%, 11/15/56
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
200	0.000%, 10/01/37 (6)	10/22 at 100.00	N/R	160,000
5,500	0.000%, 10/01/46 (6)	10/22 at 100.00	N/R	4,400,000

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Secured by
	Port Authority Consolidated Bonds, Refunding Series 1WTC-2021:
$ 1,465	3.000%, 2/15/42 – AGM Insured	2/30 at 100.00	N/R	$ 1,240,635
5,495	4.000%, 2/15/43 – BAM Insured	2/30 at 100.00	N/R	5,268,991
	New York State Thruway Authority, General Revenue Bonds, Series 2020N:
5,000	4.000%, 1/01/42	1/30 at 100.00	A1	4,799,350
3,000	4.000%, 1/01/43	1/30 at 100.00	A1	2,867,550
1,350	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A2	1,401,448
	Series 2016A, 5.000%, 1/01/51
3,825	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/30 at 100.00	A2	3,548,032
	Series 2019B, 4.000%, 1/01/50
	New York Transportation Development Corporation, New York, Facility Revenue Bonds,
	Thruway Service Areas Project, Series 2021:
1,060	4.000%, 10/31/46, (AMT)	10/31 at 100.00	BBB–	924,214
10,030	4.000%, 4/30/53, (AMT)	10/31 at 100.00	BBB–	8,501,929
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,200	4.000%, 7/01/41, (AMT)	7/24 at 100.00	BBB	1,120,728
5,795	5.000%, 7/01/46, (AMT)	7/24 at 100.00	BBB	5,930,893
6,315	5.250%, 1/01/50, (AMT)	7/24 at 100.00	BBB	6,492,767
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
2,865	5.000%, 8/01/26, (AMT)	9/22 at 100.00	B	2,879,869
9,730	5.000%, 8/01/31, (AMT)	9/22 at 100.00	B	9,780,499
400	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B	431,072
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36, (AMT)
140	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	127,578
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A, 4.000%,
	12/01/40, (AMT)
1,255	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	N/R	1,341,030
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C, 5.000%, 12/01/35
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022:
2,000	5.000%, 12/01/38, (AMT)	12/32 at 100.00	N/R	2,096,020
4,940	5.000%, 12/01/39, (AMT)	12/32 at 100.00	N/R	5,167,141
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
8,515	5.000%, 1/01/27, (AMT)	No Opt. Call	Baa3	8,928,659
2,000	5.000%, 1/01/31, (AMT)	1/28 at 100.00	Baa3	2,079,920
2,745	5.000%, 1/01/36, (AMT)	1/28 at 100.00	Baa3	2,825,675
8,780	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	5/25 at 100.00	Aa3	9,167,813
	Eighty-Ninth Series 2015, 5.000%, 5/01/45
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Eleventh Series 2018:
2,330	4.000%, 9/01/43	9/28 at 100.00	Aa3	2,262,220
6,000	5.000%, 9/01/48, (UB) (4)	9/28 at 100.00	Aa3	6,329,280
4,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	Aa3	4,249,160
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Series 2017:
4,000	5.000%, 10/15/47	4/27 at 100.00	Aa3	4,232,240
5,000	5.250%, 10/15/57	4/27 at 100.00	Aa3	5,367,100

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,800	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	8/32 at 100.00	N/R	$ 2,008,044
	Thirty One Series 2022, 5.500%, 8/01/40, (AMT)
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	11/29 at 100.00	Aa3	4,392,350
	Twentieth Series 2019, 4.000%, 11/01/59, (AMT)
3,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	3,723,650
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/26 at 100.00	AA–	5,257,500
	Refunding Series 2016A, 5.000%, 11/15/46
10,200	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	11/30 at 100.00	AA–	9,327,390
	Tunnels, Series 2020A, 4.000%, 11/15/54
10,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	11/32 at 100.00	N/R	9,250,800
	Tunnels, Series 2022A, 4.000%, 11/15/52
180,430	Total Transportation			178,856,744
	U.S. Guaranteed – 6.5% (3.9% of Total Investments) (7)
3,915	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/23 at 100.00	Aa3	4,001,991
	Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27, (Pre-refunded 7/01/23)
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
1,120	5.000%, 7/01/31, (Pre-refunded 7/01/25)	7/25 at 100.00	Aa3	1,199,016
1,245	5.000%, 7/01/33, (Pre-refunded 7/01/25)	7/25 at 100.00	Aa3	1,332,835
	Dormitory Authority of the State of New York, Revenue Bonds, New School University,
	Series 2015A:
135	5.000%, 7/01/45, (Pre-refunded 7/01/25)	7/25 at 100.00	N/R	144,334
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/23 at 100.00	AA+	5,062,950
	General Purpose Series 2013A, 5.000%, 2/15/43, (Pre-refunded 2/15/23)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E:
5,100	5.000%, 11/15/42, (Pre-refunded 11/15/22)	11/22 at 100.00	A3	5,128,203
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	A3	2,063,440
	2013E, 5.000%, 11/15/31, (Pre-refunded 11/15/23)
1,500	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife	8/23 at 100.00	A+	1,536,525
	Conservation Society, Series 2013A, 5.000%, 8/01/33, (Pre-refunded 8/01/23)
	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 2016-XG0082:
1,525	13.174%, 3/01/31, (Pre-refunded 3/01/23), 144A, (IF) (4)	3/23 at 100.00	AA	1,607,899
3,125	13.174%, 3/01/31, (Pre-refunded 3/01/23), 144A, (IF) (4)	3/23 at 100.00	AA	3,294,875
24,665	Total U.S. Guaranteed			25,372,068
	Utilities – 20.7% (12.3% of Total Investments)
370	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	370,747
1,460	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	1,511,684
	2014A, 5.000%, 9/01/44
1,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	1,705,052
	2017, 5.000%, 9/01/47
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/24 at 100.00	AA+	5,199,250
	General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	10,617,000
	General Resolution Revenue Bonds, Fiscal 2018 Series DD-2, 5.000%, 6/15/48, (UB)
9,285	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	9,978,775
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40, (UB)
2,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/30 at 100.00	AA+	2,432,375
	General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/25 at 100.00	AAA	1,055,640
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/40

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2017E:
$ 3,990	5.000%, 6/15/42	6/27 at 100.00	AAA	$ 4,278,278
400	5.000%, 6/15/47	6/27 at 100.00	AAA	426,704
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2018B:
7,500	5.000%, 6/15/43	6/28 at 100.00	AAA	8,158,950
3,680	5.000%, 6/15/48	6/28 at 100.00	AAA	3,994,198
1,920	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	1,854,605
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42, (AMT), 144A
940	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	10/22 at 100.00	N/R	940,865
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23, (AMT)
3,785	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series	12/25 at 100.00	AAA	4,001,843
	2015, 5.000%, 12/15/37
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
3,800	5.000%, 12/15/33	12/23 at 100.00	AAA	3,921,600
1,060	5.000%, 12/15/34	12/23 at 100.00	AAA	1,093,644
8,030	5.000%, 12/15/41	12/23 at 100.00	AAA	8,256,045
1,515	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A,	6/26 at 100.00	AAA	1,619,035
	5.000%, 12/15/35
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017:
4,500	5.000%, 12/15/38	12/27 at 100.00	AAA	4,936,320
4,000	5.000%, 12/15/39	12/27 at 100.00	AAA	4,374,720
76,325	Total Utilities			80,727,330
$ 657,355	Total Long-Term Investments (cost $657,845,433)			654,181,223
	Floating Rate Obligations – (6.6)%			(25,825,000)
	Borrowings – (3.7)% (8)			(14,600,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (37.7)% (9)			(146,929,657)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (22.6)% (10)			(88,204,925)
	Other Assets Less Liabilities – 2.7%			10,996,833
	Net Assets Applicable to Common Shares – 100%			$ 389,618,474

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Borrowings as a percentage of Total Investments is 2.2%.
(9)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 22.5%
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 13.5%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See accompanying notes to financial statements.

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 174.0% (100.0% of Total Investments)
	MUNICIPAL BONDS- 174.0% (100.0% of Total Investments)
	Consumer Staples – 7.7% (4.4% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement
	Asset-Backed Bonds, Series 2005A:
$ 27,580	5.000%, 6/01/38	10/22 at 100.00	B–	$ 27,579,449
9,555	5.000%, 6/01/45	10/22 at 100.00	B–	9,553,853
10,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	10/22 at 17.62	N/R	1,041,500
	Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50, 144A
4,680	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	6/26 at 100.00	N/R	4,589,067
	Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51
39,715	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	38,536,656
91,530	Total Consumer Staples			81,300,525
	Education and Civic Organizations – 25.8% (14.8% of Total Investments)
3,150	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/27 at 100.00	Ba1	3,189,218
	Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
9,995	0.000%, 7/15/45	No Opt. Call	Ba1	2,909,244
29,145	0.000%, 7/15/47	No Opt. Call	Ba1	7,523,782
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School
	for Excellence, Series 2013A:
250	5.000%, 4/01/33	4/23 at 100.00	BBB–	251,495
2,535	5.500%, 4/01/43	4/23 at 100.00	BBB–	2,550,311
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College
	of New York, Series 2014:
1,100	5.250%, 11/01/29	11/24 at 100.00	BB	1,120,394
5,705	5.250%, 11/01/34	11/24 at 100.00	BB	5,773,118
1,500	5.000%, 11/01/39	11/24 at 100.00	BB	1,505,685
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
2,690	5.000%, 4/15/33, 144A	4/23 at 100.00	BB+	2,699,119
4,090	5.000%, 4/15/43, 144A	4/23 at 100.00	BB+	4,093,681
7,510	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	6,052,760
	School, Series 2020A-1, 5.500%, 6/01/55, 144A
2,460	Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter	6/29 at 100.00	N/R	2,419,262
	School Project, Social Impact Project Series 2021A, 5.000%, 6/01/51, 144A
3,655	Dobbs Ferry Local Development Corporation, New York, Revenue Bonds, Mercy College	7/24 at 100.00	A	3,719,584
	Project, Series 2014, 5.000%, 7/01/44
4,990	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	5,024,531
	University, Series 2013A, 5.000%, 7/01/44
1,655	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/25 at 100.00	A–	1,701,522
	University, Series 2015A, 5.000%, 7/01/37
	Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University,
	Series 2022A:
5,055	5.000%, 7/15/42	7/32 at 100.00	N/R	5,184,459
6,805	5.000%, 7/15/50	7/32 at 100.00	N/R	6,898,092
4,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	4,415,512
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
4,100	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School	No Opt. Call	A–	4,243,213
	of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and
	University System, Series 2014A:
$ 1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	$ 1,707,596
2,185	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,219,151
2,820	5.500%, 1/01/44	7/24 at 100.00	BBB–	2,856,632
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2017A:
2,930	5.000%, 7/01/34	7/27 at 100.00	Aa3	3,168,531
9,000	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series	7/29 at 100.00	A	8,268,300
	2020, 4.000%, 7/01/46
12,970	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	13,319,801
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
	Dormitory Authority of the State of New York, Revenue Bonds, New School University,
	Series 2022A:
4,000	4.000%, 7/01/47	7/32 at 100.00	N/R	3,504,400
2,820	4.000%, 7/01/52	7/32 at 100.00	N/R	2,429,543
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	Aa2	1,584,420
4,000	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	Aa2	4,822,960
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
9,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	9,500,850
8,955	5.000%, 7/01/45	7/25 at 100.00	Aa2	9,373,825
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A:
10,850	5.000%, 7/01/32	7/26 at 100.00	Aa2	11,729,610
2,605	4.000%, 7/01/43	7/26 at 100.00	Aa2	2,510,152
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2017A:
4,000	5.000%, 7/01/38	7/27 at 100.00	Aa2	4,323,120
5,620	5.000%, 7/01/39	7/27 at 100.00	Aa2	6,062,406
11,175	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/28 at 100.00	Aa2	12,074,364
	2018A, 5.000%, 7/01/48
5,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/29 at 100.00	Aa2	5,438,500
	2019A, 5.000%, 7/01/42
5,500	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/30 at 100.00	Aa1	5,918,715
	Series 2020A, 5.000%, 7/01/53
13,165	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/32 at 100.00	N/R	12,418,545
	Series 2022A, 4.000%, 7/01/42
8,925	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	9,052,181
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College	7/23 at 100.00	A+	1,010,350
	Project, Series 2013A, 5.000%, 7/01/39
11,470	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College	7/32 at 100.00	N/R	10,707,360
	Project, Series 2022, 4.000%, 7/01/49
7,695	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	6,708,270
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (5)
1,500	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/27 at 100.00	N/R	1,362,570
	Public Improvement Project, Current Interest Series 2016A, 5.000%, 1/01/56
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi
	University Project, Series 2013:
1,785	5.000%, 9/01/38	9/23 at 100.00	A–	1,801,725
1,785	5.000%, 9/01/43	9/23 at 100.00	A–	1,796,228
1,400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint John	6/24 at 100.00	A–	1,437,716
	Fisher College, Series 2014A, 5.500%, 6/01/39
1,220	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	1,242,814
	Project, Series 2015A, 5.000%, 7/01/45

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 17,335	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	1/31 at 100.00	AA	$ 12,942,831
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A, 3.000%, 1/01/46 –
	AGM Insured
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes
	Revenue Bonds, Yankee Stadium Project, Series 2020A:
7,645	4.000%, 3/01/45 – AGM Insured	9/30 at 100.00	N/R	7,093,413
4,070	4.000%, 3/01/45	9/30 at 100.00	AA	3,736,993
11,140	3.000%, 3/01/49 – AGM Insured	9/30 at 100.00	AA	8,259,307
10,000	Onondaga County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse	12/29 at 100.00	AA–	10,979,900
	University Project, Series 2019, 5.000%, 12/01/45
350	Yonkers Economic Development Corporation, New York, Educational Revenue Bonds,	10/29 at 100.00	N/R	336,910
	Lamartine/Warburton LLC-Charter School of Educational Excellence Project, Series 2019A,
	5.000%, 10/15/49
307,755	Total Education and Civic Organizations			272,974,971
	Financials – 1.7% (1.0% of Total Investments)
1,615	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A2	1,806,894
	Series 2005, 5.250%, 10/01/35
13,835	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A2	15,881,197
	Series 2007, 5.500%, 10/01/37
15,450	Total Financials			17,688,091
	Health Care – 14.3% (8.2% of Total Investments)
	Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health
	Obligated Group, Series 2022A:
23,690	4.000%, 5/01/45	5/32 at 100.00	N/R	22,052,310
28,420	4.250%, 5/01/52	5/32 at 100.00	N/R	26,715,369
3,000	5.000%, 5/01/52	5/32 at 100.00	N/R	3,120,330
6,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering	7/27 at 100.00	AA	5,706,720
	Cancer Center, Series 2017-1, 4.000%, 7/01/47
6,750	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	8/28 at 100.00	BBB–	6,869,407
	Series 2018A, 5.000%, 8/01/34
2,450	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	BBB–	2,079,046
	Series 2020A, 4.000%, 9/01/45
	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals
	Obligated Group, Series 2020A:
14,365	4.000%, 7/01/50	7/30 at 100.00	A	13,165,235
21,830	4.000%, 7/01/53	7/30 at 100.00	A	19,939,522
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical
	Center Obligated Group, Series 2017:
1,000	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB–	1,012,630
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB–	302,139
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest
	Systems, Inc. Project, Series 2016B:
2,000	4.000%, 7/01/41	7/26 at 100.00	A–	1,792,640
11,940	5.000%, 7/01/46	7/26 at 100.00	A–	12,121,607
6,095	Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health	12/32 at 100.00	N/R	6,268,098
	Project, Series 2022A, 5.250%, 12/01/52
3,900	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/22 at 100.00	BBB+	3,907,176
	General Hospital Project, Series 2013A, 5.000%, 12/01/42
3,800	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/26 at 100.00	BBB+	3,863,498
	General Hospital Project, Series 2017, 5.000%, 12/01/46
9,155	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/30 at 100.00	BBB+	7,837,870
	Regional Health Project, Series 2020A, 4.000%, 12/01/46
15,130	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	Baa2	15,001,395
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46
159,825	Total Health Care			151,754,992

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 3.0% (1.7% of Total Investments)
$ 31,530	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	$ 30,501,176
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade
	Center Project, Refunding Green Series 2022A-CL2:
2,000	3.250%, 9/15/52	3/30 at 100.00	N/R	1,524,000
120	3.500%, 9/15/52	3/30 at 100.00	N/R	93,599
33,650	Total Industrials			32,118,775
	Long-Term Care – 0.1% (0.1% of Total Investments)
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	898,050
	Community Project, Series 2019, 5.000%, 1/01/40
	Tax Obligation/General – 11.1% (6.4% of Total Investments)
11,365	Nassau County, New York, General Obligation Bonds, General Improvement Series 2018B,	7/28 at 100.00	AA	12,149,640
	5.000%, 7/01/49 – AGM Insured
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2021A:
2,930	4.000%, 4/01/44 – AGM Insured	4/31 at 100.00	N/R	2,820,242
3,905	4.000%, 4/01/51 – AGM Insured	4/31 at 100.00	AA	3,629,385
500	Nassau County, New York, General Obligation Bonds, General Improvement Series, Refunding	1/26 at 100.00	A+	527,385
	2016A, 5.000%, 1/01/38
5,030	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	5,368,620
	5.000%, 4/01/33
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
515	5.000%, 3/01/29	3/23 at 100.00	AA	521,484
3,735	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	3,820,793
8,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	AA	8,179,360
7,665	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/33	8/24 at 100.00	AA	7,988,156
9,600	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	10,249,824
7,560	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 5.250%, 10/01/33	10/27 at 100.00	AA	8,341,477
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
7,000	5.000%, 3/01/37	3/28 at 100.00	AA	7,514,150
3,580	5.000%, 3/01/39	3/28 at 100.00	AA	3,828,702
11,355	5.000%, 3/01/41	3/28 at 100.00	AA	12,103,749
5,890	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1, 4.000%, 8/01/44	8/29 at 100.00	AA	5,643,150
8,850	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1, 3.000%,	3/31 at 100.00	N/R	6,999,200
	3/01/51 – BAM Insured
5,140	New York City, New York, General Obligation Bonds, Fiscal 2022 Series A-1, 4.000%, 8/01/50	8/31 at 100.00	AA	4,862,491
	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
1,435	4.000%, 7/01/37	7/31 at 103.00	N/R	1,285,889
4,344	4.000%, 7/01/41	7/31 at 103.00	N/R	3,793,659
5,332	4.000%, 7/01/46	7/31 at 103.00	N/R	4,527,988
	Rochester, New York, General Obligation Bonds, Series 1999:
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	AA–	731,774
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	AA–	752,403
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	770,778
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	789,422
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	801,379
117,376	Total Tax Obligation/General			118,001,100

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 37.3% (21.4% of Total Investments)
$ 105	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/22 at 100.00	AA	$ 105,292
	Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2014A:
4,985	5.000%, 2/15/29	2/24 at 100.00	AA+	5,164,410
10,000	5.000%, 2/15/30	2/24 at 100.00	AA+	10,358,500
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/24 at 100.00	AA+	7,209,020
	General Purpose Series 2014C. Group C, 5.000%, 3/15/44
2,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/25 at 100.00	AA+	2,629,800
	General Purpose Series 2015A, 5.000%, 3/15/33
13,805	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/32 at 100.00	N/R	13,038,132
	General Purpose, Bidding Group 5 Series 2021E, 4.000%, 3/15/48
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/27 at 100.00	AA+	8,013,675
	General Purpose, Series 2017A, 5.000%, 2/15/38
10,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	N/R	9,418,000
	General Purpose, Series 2019A. Bidding Group 1,2,3,4, 4.000%, 3/15/49
12,045	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	12,819,132
	2015B. Group A,B&C, 5.000%, 3/15/36
3,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/27 at 100.00	AA+	3,226,440
	2017A, 5.000%, 3/15/37
10,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/28 at 100.00	AA+	9,557,400
	2018C, 4.000%, 3/15/45
1,080	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds,	5/23 at 100.00	AA	1,098,068
	Buffalo City School District, Refunding Series 2013A, 5.000%, 5/01/28
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
5,045	5.000%, 11/15/27	11/25 at 100.00	BB	5,261,834
6,770	5.000%, 11/15/34	11/25 at 100.00	BB	6,945,208
6,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green Fiscal 2022	2/32 at 100.00	N/R	6,513,065
	Series A, 4.000%, 2/15/39
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture
	Fiscal 2017 Series A:
2,500	5.000%, 2/15/37	2/27 at 100.00	Aa3	2,686,550
5,685	5.000%, 2/15/38	2/27 at 100.00	Aa3	6,093,808
21,015	5.000%, 2/15/45	2/27 at 100.00	Aa3	22,171,876
10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2022A,	5/32 at 100.00	N/R	9,610,200
	4.000%, 11/15/42
3,675	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds,	5/23 at 100.00	AA	3,735,748
	Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28
2,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	2,753,300
	Fiscal 2018 Series Subseries S-4A, 5.250%, 7/15/36
5,625	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	6,072,075
	Fiscal 2018, Series 2017S-3, 5.250%, 7/15/45
7,945	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	8,640,505
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
1,535	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/31 at 100.00	N/R	1,309,156
	Fiscal 2022 Subseries S-1A, 3.000%, 7/15/39
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,
	Fiscal Series 2015S-1:
5,400	5.000%, 7/15/33	1/25 at 100.00	AA	5,667,732
5,360	5.000%, 7/15/43	1/25 at 100.00	AA	5,565,770
11,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	11,539,550
	Fiscal Series 2015S-2, 5.000%, 7/15/40
7,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	1/26 at 100.00	AA	7,290,225
	Fiscal Series 2016S-1, 4.000%, 7/15/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2012 Series E-1:
$ 1,325	5.000%, 2/01/37	10/22 at 100.00	AAA	$ 1,328,525
6,465	5.000%, 2/01/42	10/22 at 100.00	AAA	6,482,197
16,570	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	10/22 at 100.00	AAA	16,614,076
	Subordinate Fiscal 2012 Series F-1, 5.000%, 5/01/39
5,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/23 at 100.00	AAA	5,152,071
	Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29
13,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	13,941,447
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/37
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2015 Series B-1:
5,000	5.000%, 8/01/33	8/24 at 100.00	AAA	5,205,100
3,960	5.000%, 8/01/35	8/24 at 100.00	AAA	4,117,172
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/26 at 100.00	AAA	1,179,283
	Subordinate Fiscal 2017 Series A-1, 4.000%, 5/01/42
8,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/26 at 100.00	AAA	7,833,753
	Subordinate Fiscal 2017 Series B-1, 4.000%, 8/01/41
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2019 Series A-1:
1,375	5.000%, 8/01/38	8/28 at 100.00	AAA	1,493,333
4,000	5.000%, 8/01/40	8/28 at 100.00	AAA	4,328,800
10,000	New York City, New York, Educational Construction Fund Revenue Bonds, Series 2021B,	4/31 at 100.00	N/R	10,740,000
	5.000%, 4/01/52
12,070	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	3/23 at 100.00	AA+	12,225,582
	General Purpose Series 2013C, 5.000%, 3/15/32
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
90,206	0.000%, 7/01/51	7/28 at 30.01	N/R	19,237,332
54,245	5.000%, 7/01/58	7/28 at 100.00	N/R	52,623,074
259	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	239,044
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
2,730	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H. Lee	11/23 at 100.00	BBB	2,793,527
	Dennison Building, Series 2013, 5.000%, 11/01/33
8,425	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	N/R	7,789,081
	Lien Series 2021B-1, 4.000%, 5/15/56
6,715	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	11/31 at 100.00	N/R	6,358,837
	Lien Series 2021C-1A, 4.000%, 5/15/46
12,395	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	11/31 at 100.00	N/R	9,466,681
	Lien Series 2021C-3, 3.000%, 5/15/51 – AGM Insured
10,000	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/32 at 100.00	N/R	9,377,500
	Lien Series 2022 A, 4.000%, 5/15/51
1,325	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior Lien	5/32 at 100.00	N/R	1,266,276
	Bonds, Series 2022C, 4.125%, 5/15/52
465,095	Total Tax Obligation/Limited			394,287,162
	Transportation – 28.7% (16.5% of Total Investments)
4,910	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue	1/27 at 100.00	A+	5,270,148
	Bonds, Series 2017, 5.000%, 1/01/47
	Metropolitan Transportation Authority:
12,405	5.000%, 11/15/30, (WI/DD, Settling 9/06/22)	11/22 at 100.00	N/R	12,419,911
1,545	5.000%, 11/15/30, (WI/DD, Settling 9/06/22)	11/22 at 100.00	N/R	1,546,857
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/27 at 100.00	A3	1,586,115
	Climate Bond Certified Series 2017A-1, 5.250%, 11/15/57

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green
	Climate Bond Certified Series 2020C-1:
$ 17,570	4.750%, 11/15/45	5/30 at 100.00	A3	$ 17,301,530
2,775	5.000%, 11/15/50	5/30 at 100.00	A3	2,835,218
5,000	5.250%, 11/15/55	5/30 at 100.00	A3	5,202,500
1,815	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/26 at 100.00	A3	1,802,241
	Green Series 2016B, 4.000%, 11/15/34
13,950	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	A3	14,015,426
	Series 2012F, 5.000%, 11/15/30
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	A3	1,553,745
	Series 2015F, 5.000%, 11/15/35
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	5/28 at 100.00	A3	2,634,225
	Series 2017D, 5.000%, 11/15/32
9,575	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A3	9,612,534
	2012C, 5.000%, 11/15/41
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013B:
4,040	5.000%, 11/15/38	5/23 at 100.00	A3	4,067,634
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013D:
7,500	5.000%, 11/15/38	11/23 at 100.00	A3	7,583,175
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E:
1,785	5.000%, 11/15/32	11/23 at 100.00	A3	1,811,989
10,000	5.000%, 11/15/38	11/23 at 100.00	A3	10,111,200
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/24 at 100.00	A3	1,021,680
	2014B, 5.250%, 11/15/44
5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/25 at 100.00	A3	5,528,563
	2015A-1, 5.000%, 11/15/45
2,440	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	A3	2,519,715
	2016C-1, 5.000%, 11/15/39
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Secured by
	Port Authority Consolidated Bonds, Refunding Series 1WTC-2021:
2,050	3.000%, 2/15/42 – AGM Insured	2/30 at 100.00	N/R	1,736,042
2,500	4.000%, 2/15/43 – BAM Insured	2/30 at 100.00	N/R	2,397,175
	New York State Thruway Authority, General Revenue Bonds, Series 2020N:
2,280	4.000%, 1/01/43	1/30 at 100.00	A1	2,179,338
5,720	4.000%, 1/01/45	1/30 at 100.00	N/R	5,437,260
2,225	3.000%, 1/01/49 – BAM Insured	1/30 at 100.00	N/R	1,699,144
20,780	New York State Thruway Authority, General Revenue Bonds, Series 2021O, 4.000%, 1/01/46	7/31 at 100.00	N/R	19,664,322
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,
	Series 2016A:
2,000	5.000%, 1/01/36	1/26 at 100.00	A2	2,116,040
7,500	5.000%, 1/01/41	1/26 at 100.00	A2	7,884,150
1,285	5.000%, 1/01/46	1/26 at 100.00	A2	1,340,512
19,230	5.000%, 1/01/51	1/26 at 100.00	A2	19,962,855
9,355	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/30 at 100.00	A2	8,677,604
	Series 2019B, 4.000%, 1/01/50
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C:
1,175	5.000%, 12/01/32	12/30 at 100.00	N/R	1,276,097
1,050	5.000%, 12/01/35	12/30 at 100.00	N/R	1,121,977
2,750	5.000%, 12/01/38	12/30 at 100.00	Baa1	2,915,275
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred
	Eighty-Forth Series 2014:
3,950	5.000%, 9/01/34	9/24 at 100.00	Aa3	4,128,106
1,000	5.000%, 9/01/35	9/24 at 100.00	Aa3	1,044,890
5,155	5.000%, 9/01/36	9/24 at 100.00	Aa3	5,384,346
9,755	5.000%, 9/01/39	9/24 at 100.00	Aa3	10,131,055

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred
	Eighty-Ninth Series 2015:
$ 3,595	5.000%, 5/01/35	5/25 at 100.00	Aa3	$ 3,805,667
10,780	5.000%, 5/01/45	5/25 at 100.00	Aa3	11,256,153
9,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	Aa3	9,456,300
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	Aa3	2,050,940
	Seventy Ninth Series 2013, 5.000%, 12/01/43
1,515	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	Aa3	1,470,929
	Eleventh Series 2018, 4.000%, 9/01/43
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	Aa3	1,062,290
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Ninth
	Series 2018:
1,500	5.000%, 7/15/36	7/28 at 100.00	Aa3	1,642,185
1,200	5.000%, 7/15/37	7/28 at 100.00	Aa3	1,308,084
1,000	5.000%, 7/15/38	7/28 at 100.00	Aa3	1,086,570
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	Aa3	2,116,120
	Series 2017, 5.000%, 10/15/47
6,130	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/29 at 100.00	Aa3	6,652,031
	Thirteenth Series 2019, 5.000%, 9/01/38
11,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	12,470,485
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA
	Bridges & Tunnels, Series 2018A:
8,755	5.000%, 11/15/43	5/28 at 100.00	AA–	9,289,755
10,000	5.000%, 11/15/45	5/28 at 100.00	AA–	10,583,800
7,500	4.000%, 11/15/48	5/28 at 100.00	AA–	6,904,350
16,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	5/31 at 100.00	AA–	14,542,880
	Tunnels, Series 2021A, 4.000%, 11/15/56
300,470	Total Transportation			303,219,133
	U.S. Guaranteed – 9.7% (5.6% of Total Investments) (4)
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, New York Methodist	7/24 at 100.00	N/R	1,306,925
	Hospital Project, Refunding Series 2014, 5.000%, 7/01/27, (Pre-refunded 7/01/24)
14,585	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/23 at 100.00	Aa3	14,909,079
	Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27, (Pre-refunded 7/01/23)
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
3,095	5.000%, 7/01/31, (Pre-refunded 7/01/25)	7/25 at 100.00	Aa3	3,313,352
3,465	5.000%, 7/01/33, (Pre-refunded 7/01/25)	7/25 at 100.00	Aa3	3,709,456
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2017A:
1,625	5.000%, 7/01/46, (Pre-refunded 7/01/27)	7/27 at 100.00	Aa3	1,813,874
	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute,
	Series 2015A:
800	5.000%, 7/01/39, (Pre-refunded 7/01/24)	7/24 at 100.00	N/R	834,968
1,500	5.000%, 7/01/44, (Pre-refunded 7/01/24)	7/24 at 100.00	N/R	1,565,565
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2014A:
15	5.000%, 2/15/29, (Pre-refunded 2/15/24)	2/24 at 100.00	N/R	15,560
28,280	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/23 at 100.00	AA+	28,694,019
	2013A, 5.000%, 3/15/43, (Pre-refunded 3/15/23)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013B:
6,090	5.000%, 11/15/30, (Pre-refunded 5/15/23)	5/23 at 100.00	A3	6,205,527

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
$ 480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	A3	$ 489,106
	2013C, 5.000%, 11/15/32, (Pre-refunded 5/15/23)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013D:
1,900	5.250%, 11/15/30, (Pre-refunded 11/15/23)	11/23 at 100.00	A3	1,965,854
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E:
14,000	5.000%, 11/15/31, (Pre-refunded 11/15/23)	11/23 at 100.00	A3	14,444,080
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series A-1:
6,085	5.000%, 10/01/31, (Pre-refunded 10/01/22)	10/22 at 100.00	AA	6,098,630
1,000	5.000%, 10/01/33, (Pre-refunded 10/01/22)	10/22 at 100.00	AA	1,002,240
1,570	5.000%, 10/01/34, (Pre-refunded 10/01/22)	10/22 at 100.00	AA	1,573,517
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
4,485	5.000%, 3/01/29, (Pre-refunded 3/01/23)	3/23 at 100.00	N/R	4,544,830
3,400	5.000%, 3/01/31, (Pre-refunded 3/01/23)	3/23 at 100.00	AA	3,446,206
2,190	5.000%, 3/01/32, (Pre-refunded 3/01/23)	3/23 at 100.00	AA	2,219,762
1,000	5.000%, 3/01/33, (Pre-refunded 3/01/23)	3/23 at 100.00	AA	1,013,590
	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2015A:
1,325	5.000%, 4/01/40, (Pre-refunded 4/01/25)	4/25 at 100.00	AA–	1,412,291
1,950	5.000%, 4/01/45, (Pre-refunded 4/01/25)	4/25 at 100.00	AA–	2,078,466
100,090	Total U.S. Guaranteed			102,656,897
	Utilities – 34.6% (19.9% of Total Investments)
1,045	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	1,047,111
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
8,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	7,623,840
8,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	7,396,720
20,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	17,919,000
10,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	8,704,700
15,000	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA	12,624,750
10,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA	8,120,400
2,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	2,681,686
	2014A, 5.000%, 9/01/44
6,520	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	6,991,787
	2017, 5.000%, 9/01/47
4,085	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	4,164,658
	General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/24 at 100.00	AA+	10,398,500
	General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	5,250,800
	General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/39
15,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/26 at 100.00	AA+	15,843,000
	General Resolution Revenue Bonds, Fiscal 2017 Series CC-1, 5.000%, 6/15/46
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Fiscal 2018 Series AA:
5,000	5.000%, 6/15/37	6/27 at 100.00	AA+	5,373,500
3,000	5.000%, 6/15/38	6/27 at 100.00	AA+	3,223,710
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	3,171,780
	General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48
25,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	26,542,500
	General Resolution Revenue Bonds, Fiscal 2018 Series DD-2, 5.000%, 6/15/48, (UB) (6)
1,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	1,504,608
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Fiscal 2018 Series FF:
13,815	5.000%, 6/15/38	6/28 at 100.00	AA+	15,033,345
10,000	5.000%, 6/15/40	6/28 at 100.00	AA+	10,833,000

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/30 at 100.00	AA+	$ 1,945,900
	General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42
8,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/30 at 100.00	AA+	9,132,315
	General Resolution Revenue Bonds, Fiscal 2020 Series GG-1, 5.000%, 6/15/48
2,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/30 at 100.00	N/R	2,432,375
	General Resolution Revenue Bonds, Fiscal 2021 Series AA-2, 4.000%, 6/15/42
6,705	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/32 at 100.00	N/R	6,579,281
	General Resolution Revenue Bonds, Fiscal 2022 Series EE, 4.000%, 6/15/39
2,580	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/24 at 100.00	AAA	2,691,095
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Second Resolution Subordinated Series 2014A, 5.000%, 6/15/30
3,110	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/25 at 100.00	AAA	3,293,303
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/36
1,940	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/26 at 100.00	AAA	1,864,689
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Series 2016A, 4.000%, 6/15/46
7,350	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/27 at 100.00	AAA	7,881,037
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/42
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2017E:
3,500	5.000%, 6/15/42	6/27 at 100.00	AAA	3,752,875
4,000	5.000%, 6/15/47	6/27 at 100.00	AAA	4,267,040
13,500	5.000%, 6/15/47, (UB)	6/27 at 100.00	AAA	14,401,260
10,430	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/28 at 100.00	AAA	11,320,513
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2018B, 5.000%, 6/15/48
22,340	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	5/24 at 100.00	AAA	23,206,345
	Bonds, 2010 Master Financing Program, Green Series 2014B, 5.000%, 5/15/44
5,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	8/26 at 100.00	AAA	5,398,050
	Bonds, 2010 Master Financing Program, Green Series 2016B, 5.000%, 8/15/41
3,095	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	10/22 at 100.00	AAA	3,101,097
	Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42
	New York State Power Authority, General Revenue Bonds, Series 2020A:
11,440	4.000%, 11/15/50	5/30 at 100.00	AA	10,721,568
5,000	4.000%, 11/15/55	5/30 at 100.00	AA	4,606,800
505	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	No Opt. Call	CCC	522,322
	6.125%, 7/01/24
2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue	No Opt. Call	Aa3	2,196,349
	Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015:
5,090	5.000%, 12/15/36	12/25 at 100.00	AAA	5,394,688
8,925	5.000%, 12/15/37	12/25 at 100.00	AAA	9,436,313
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
9,500	5.000%, 12/15/32	12/23 at 100.00	AAA	9,806,470
22,290	5.000%, 12/15/41	12/23 at 100.00	AAA	22,917,464
7,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A,	6/26 at 100.00	AAA	7,480,690
	5.000%, 12/15/35

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B:
$ 3,750	5.000%, 12/15/33	6/26 at 100.00	AAA	$ 4,021,388
3,575	5.000%, 12/15/34	6/26 at 100.00	AAA	3,827,109
3,275	5.000%, 12/15/35	6/26 at 100.00	AAA	3,499,894
5,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017,	12/27 at 100.00	AAA	5,468,400
	5.000%, 12/15/39
360,585	Total Utilities			365,616,025
$ 1,952,826	Total Long-Term Investments (cost $1,834,595,110)			1,840,515,721
	Floating Rate Obligations – (2.9)%			(30,800,000)
	Borrowings – (0.7)% (7)			(6,900,000)
	MuniFund Preferred Shares, net of deferred offering costs – (7.5)% (8)			(79,583,942)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (62.5)% (9)			(661,569,693)
	Other Assets Less Liabilities – (0.4)%			(3,619,068)
	Net Assets Applicable to Common Shares – 100%			$ 1,058,043,018

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Borrowings as a percentage of Total Investments is 0.4%.
(8)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 4.3%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.9%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NNY	Nuveen New York Municipal Value Fund
Portfolio of Investments
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.8%(100.0% of Total Investments)
	MUNICIPAL BONDS – 100.8% (100.0% of Total Investments)
	Consumer Staples – 3.6% (3.6% of Total Investments)
$ 175	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	$ 181,412
	Bonds, Series 2001, 6.500%, 5/15/33
1,100	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	10/22 at 100.00	B–	1,099,978
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
650	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	BBB	670,715
	Series 2016A-1, 5.625%, 6/01/35
3,440	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	BB+	3,710,797
	Series 2016A-1, 5.750%, 6/01/43
500	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	494,910
	5.000%, 6/01/25
5,865	Total Consumer Staples			6,157,812
	Education and Civic Organizations – 17.2% (17.0% of Total Investments)
720	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	10/22 at 100.00	CCC	673,610
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, City University of	6/24 at 100.00	Aa2	1,284,113
	New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A, 5
	.000%, 6/01/43
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
265	5.000%, 4/15/33, 144A	4/23 at 100.00	BB+	265,898
385	5.000%, 4/15/43, 144A	4/23 at 100.00	BB+	385,347
230	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	204,608
	School, Series 2020C-1, 5.000%, 6/01/40, 144A
515	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	518,564
	University, Series 2013A, 5.000%, 7/01/44
635	Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University,	7/32 at 100.00	N/R	643,687
	Series 2022A, 5.000%, 7/15/50
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	1,035,290
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at
	Mount Sinai, Refunding Series 2015A:
1,330	5.000%, 7/01/40	7/25 at 100.00	A–	1,365,870
2,180	5.000%, 7/01/45	7/25 at 100.00	A–	2,229,530
	Dormitory Authority of the State of New York, Revenue Bonds, New School University,
	Series 2015A:
1,820	5.000%, 7/01/45	7/25 at 100.00	N/R	1,848,702
385	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/32 at 100.00	N/R	337,299
	Series 2022A, 4.000%, 7/01/47
960	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	1,012,080
	2015A, 5.000%, 7/01/35
2,385	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	2,551,449
	2016A, 5.000%, 7/01/39
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2018A:
1,000	5.000%, 7/01/40	7/28 at 100.00	Aa2	1,091,620
1,000	5.000%, 7/01/48	7/28 at 100.00	Aa2	1,080,480
2,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/29 at 100.00	Aa2	2,175,400
	2019A, 5.000%, 7/01/42
2,625	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/30 at 100.00	Aa1	2,824,841
	Series 2020A, 5.000%, 7/01/53

NNY	Nuveen New York Municipal Value Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 670	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/32 at 100.00	N/R	$ 632,011
	Series 2022A, 4.000%, 7/01/42
845	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	857,041
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
725	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	632,033
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi
	University Project, Series 2013:
100	5.000%, 9/01/38	9/23 at 100.00	A–	100,937
300	5.000%, 9/01/43	9/23 at 100.00	A–	301,887
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John
	Fisher College, Series 2011:
1,000	6.000%, 6/01/30	10/22 at 100.00	A–	1,002,250
1,000	6.000%, 6/01/34	10/22 at 100.00	A–	1,001,910
50	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	50,935
	Project, Series 2015A, 5.000%, 7/01/45
405	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	1/31 at 100.00	AA	343,683
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A, 3.000%, 1/01/37 –
	AGM Insured
3,000	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	No Opt. Call	AA	1,351,200
	Revenue Bonds, Yankee Stadium Project, Series 2009A, 0.000%, 3/01/40 – AGC Insured
500	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	9/30 at 100.00	N/R	463,925
	Revenue Bonds, Yankee Stadium Project, Series 2020A, 4.000%, 3/01/45 – AGM Insured
640	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	573,574
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
490	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	440,691
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
30,410	Total Education and Civic Organizations			29,280,465
	Financials – 0.7% (0.7% of Total Investments)
1,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A2	1,147,900
	Series 2007, 5.500%, 10/01/37
	Health Care – 9.4% (9.3% of Total Investments)
	Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health
	Obligated Group, Series 2022A:
1,430	4.000%, 5/01/45	5/32 at 100.00	N/R	1,331,144
2,700	4.250%, 5/01/52	5/32 at 100.00	N/R	2,538,054
1,000	5.000%, 5/01/52	5/32 at 100.00	N/R	1,040,110
2,100	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	8/28 at 100.00	BBB–	2,137,149
	Series 2018A, 5.000%, 8/01/34
	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals
	Obligated Group, Series 2020A:
2,000	4.000%, 7/01/50	7/30 at 100.00	A	1,832,960
1,040	4.000%, 7/01/53	7/30 at 100.00	A	949,936
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest
	Systems, Inc. Project, Series 2016B:
1,000	4.000%, 7/01/41	7/26 at 100.00	A–	896,320
2,000	5.000%, 7/01/46	7/26 at 100.00	A–	2,030,420
480	Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health	12/32 at 100.00	N/R	493,632
	Project, Series 2022A, 5.250%, 12/01/52
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds,	10/22 at 100.00	BB–	290,537
	Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30
1,465	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/30 at 100.00	BBB+	1,254,230
	Regional Health Project, Series 2020A, 4.000%, 12/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,275	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	Baa2	$ 1,264,163
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46
16,780	Total Health Care			16,058,655
	Industrials – 2.2% (2.2% of Total Investments)
3,930	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	3,801,764
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
10	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade	3/30 at 100.00	N/R	7,800
	Center Project, Refunding Green Series 2022A-CL2, 3.500%, 9/15/52
3,940	Total Industrials			3,809,564
	Long-Term Care – 0.3% (0.3% of Total Investments)
270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	10/22 at 100.00	A2	271,965
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
100	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	89,805
	Community Project, Series 2019, 5.000%, 1/01/40
90	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special	10/22 at 100.00	N/R	88,022
	Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23, 144A
460	Total Long-Term Care			449,792
	Materials – 0.3% (0.3% of Total Investments)
530	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	542,243
	Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35, (AMT), 144A
	Tax Obligation/General – 4.9% (4.9% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series	4/30 at 100.00	AA	1,081,600
	2019B, 5.000%, 4/01/49 – AGM Insured
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	1,063,820
	5.000%, 4/01/35
1,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	1,022,970
90	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	96,092
835	New York City, New York, General Obligation Bonds, Fiscal 2020 Series D-1, 4.000%, 3/01/50	3/30 at 100.00	AA	790,870
1,000	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/42	8/30 at 100.00	AA	1,076,900
1,900	New York City, New York, General Obligation Bonds, Fiscal 2022 Series A-1, 5.000%, 8/01/47	8/31 at 100.00	AA	2,037,883
	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
135	4.000%, 7/01/37	7/31 at 103.00	N/R	120,972
409	4.000%, 7/01/41	7/31 at 103.00	N/R	357,184
833	4.000%, 7/01/46	7/31 at 103.00	N/R	707,392
8,202	Total Tax Obligation/General			8,355,683
	Tax Obligation/Limited – 19.7% (19.6% of Total Investments)
2,500	Dormitory Authority of the State of New York, Master BOCES Program, Revenue Bonds,	8/28 at 100.00	Aa3	2,403,550
	Onondaga, Cortland and Madison Issue, Series 2020, 4.000%, 8/15/41
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose, Bidding Group 1 Through 5, Series 2020A:
500	4.000%, 3/15/34	9/30 at 100.00	AA+	509,340
1,000	4.000%, 3/15/44	9/30 at 100.00	AA+	955,930
1,685	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/30 at 100.00	AA+	1,596,083
	General Purpose, Series 2019D, 4.000%, 2/15/47
2,140	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	2,280,769
	2015B. Group A,B&C, 5.000%, 3/15/35
2,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/28	11/25 at 100.00	BB	2,601,250
540	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa3	571,012
	Fiscal 2017 Series A, 5.000%, 2/15/42

NNY	Nuveen New York Municipal Value Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	$ 1,079,480
	Fiscal 2018, Series 2017S-3, 5.250%, 7/15/45
445	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	483,955
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
2,465	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/29 at 100.00	N/R	2,348,553
	Fiscal 2020 Subseries S-1B, 4.000%, 7/15/43
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	3,147,150
	Fiscal Series 2015S-2, 5.000%, 7/15/40
1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	1,704,646
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
1,525	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	1,570,521
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
1,020	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/28 at 100.00	AAA	1,107,781
	Subordinate Fiscal 2019 Series A-1, 5.000%, 8/01/38
2,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding	9/32 at 100.00	N/R	1,917,280
	Group 1 Series 2022A, 4.000%, 3/15/44
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/28 at 100.00	N/R	940,040
	General Purpose Group 1, Series 2019A, 4.000%, 3/15/48
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2020C:
1,500	5.000%, 3/15/35	9/30 at 100.00	AA+	1,658,700
1,000	5.000%, 3/15/38	9/30 at 100.00	AA+	1,089,520
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,509	0.000%, 7/01/51	7/28 at 30.01	N/R	1,388,110
3,083	5.000%, 7/01/58	7/28 at 100.00	N/R	2,990,818
17	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	15,690
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
1,030	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/32 at 100.00	N/R	965,883
	Lien Series 2022 A, 4.000%, 5/15/51
355	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior Lien	5/32 at 100.00	N/R	339,266
	Bonds, Series 2022C, 4.125%, 5/15/52
38,494	Total Tax Obligation/Limited			33,665,327
	Transportation – 21.4% (21.2% of Total Investments)
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	No Opt. Call	A3	1,562,430
	Climate Bond Certified Series 2019A-1, 5.000%, 11/15/48, (Mandatory Put 11/15/24)
970	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	991,049
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
1,315	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	A3	1,367,061
	Series 2015F, 5.000%, 11/15/32
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E:
815	5.000%, 11/15/42	11/22 at 100.00	A3	818,179
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E:
1,235	5.000%, 11/15/38	11/23 at 100.00	A3	1,248,733
1,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/24 at 100.00	A3	1,833,084
	2014D-1, 5.000%, 11/15/39
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
2,000	0.000%, 10/01/37 (5)	10/22 at 100.00	N/R	1,600,000
1,500	0.000%, 10/01/46 (5)	10/22 at 100.00	N/R	1,200,000
	New York Transportation Development Corporation, New York, Facility Revenue Bonds,
	Thruway Service Areas Project, Series 2021:
290	4.000%, 10/31/46, (AMT)	10/31 at 100.00	BBB–	252,851
2,070	4.000%, 4/30/53, (AMT)	10/31 at 100.00	BBB–	1,754,636
3,275	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	3,351,799
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46, (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
$ 655	5.000%, 8/01/26, (AMT)	9/22 at 100.00	B	$ 658,399
2,625	5.000%, 8/01/31, (AMT)	9/22 at 100.00	B	2,638,624
105	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B	113,156
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36, (AMT)
290	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	302,545
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A, 5.000%,
	12/01/37, (AMT)
340	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	N/R	363,307
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C, 5.000%, 12/01/35
1,785	New York Transportation Development Corporation, New York, Special Facility Revenue	12/32 at 100.00	N/R	1,867,074
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, 5.000%,
	12/01/39, (AMT)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
2,000	5.000%, 1/01/27, (AMT)	No Opt. Call	Baa3	2,097,160
400	5.000%, 1/01/28, (AMT)	No Opt. Call	Baa3	421,756
850	5.000%, 1/01/31, (AMT)	1/28 at 100.00	Baa3	883,966
105	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	10/30 at 100.00	Baa3	109,486
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 5.000%,
	10/01/35, (AMT)
3,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	5/25 at 100.00	Aa3	3,159,990
	Eighty-Ninth Series 2015, 5.000%, 5/01/40
1,575	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	Aa3	1,615,115
	Seventy Ninth Series 2013, 5.000%, 12/01/43
1,930	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	Aa3	1,873,856
	Eleventh Series 2018, 4.000%, 9/01/43
800	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	Aa3	849,832
	Series 2017, 5.000%, 11/15/47
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	11/29 at 100.00	Aa3	878,470
	Twentieth Series 2019, 4.000%, 11/01/59, (AMT)
525	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	558,548
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
2,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, Refunding	11/28 at 100.00	AA–	2,167,180
	Series 2018C, 5.000%, 11/15/37
36,755	Total Transportation			36,538,286
	U.S. Guaranteed – 2.6% (2.6% of Total Investments) (6)
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
235	5.000%, 7/01/31, (Pre-refunded 7/01/25)	7/25 at 100.00	Aa3	251,579
265	5.000%, 7/01/33, (Pre-refunded 7/01/25)	7/25 at 100.00	Aa3	283,696
	Dormitory Authority of the State of New York, Revenue Bonds, New School University,
	Series 2015A:
135	5.000%, 7/01/45, (Pre-refunded 7/01/25)	7/25 at 100.00	N/R	144,334
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E:
2,685	5.000%, 11/15/42, (Pre-refunded 11/15/22)	11/22 at 100.00	A3	2,699,848
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E:
1,100	5.000%, 11/15/31, (Pre-refunded 11/15/23)	11/23 at 100.00	A3	1,134,892
4,420	Total U.S. Guaranteed			4,514,349
	Utilities – 18.5% (18.3% of Total Investments)
300	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds,	7/25 at 100.00	A+	318,456
	Refunding Series 2015A, 5.000%, 7/01/29
115	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	115,232

NNY	Nuveen New York Municipal Value Fund
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 420	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	$ 434,868
	2014A, 5.000%, 9/01/44
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017:
1,000	5.000%, 9/01/42	9/27 at 100.00	A	1,077,140
580	5.000%, 9/01/47	9/27 at 100.00	A	621,969
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	3,171,780
	General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	3,224,160
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
2,200	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/30 at 100.00	AA+	2,140,490
	General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects,
	Second Resolution Subordinated SRF Series 2015A:
2,100	5.000%, 6/15/36	6/25 at 100.00	AAA	2,223,774
2,500	5.000%, 6/15/40	6/25 at 100.00	AAA	2,639,100
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/27 at 100.00	AAA	1,067,300
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/46
4,300	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/27 at 100.00	AAA	4,587,068
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2017E, 5.000%, 6/15/47
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2018B:
500	5.000%, 6/15/43	6/28 at 100.00	AAA	543,930
1,000	5.000%, 6/15/48	6/28 at 100.00	AAA	1,085,380
1,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	10/22 at 100.00	AAA	1,001,970
	Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42
500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	482,970
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42, (AMT), 144A
110	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	10/22 at 100.00	N/R	110,101
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23, (AMT)
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
4,440	5.000%, 12/15/34	12/23 at 100.00	AAA	4,580,926
2,005	5.000%, 12/15/41	12/23 at 100.00	AAA	2,061,441
30,070	Total Utilities			31,488,055
$ 176,926	Total Long-Term Investments (cost $172,622,596)			172,008,131
	Other Assets Less Liabilities – (0.8)%			(1,392,161)
	Net Assets Applicable to Common Shares – 100%			$ 170,615,970

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax

See accompanying notes to financial statements.

NXN	Nuveen New York Select Tax-Free
Income Portfolio
Portfolio of Investments
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 99.2% (100.0% of Total Investments)
	Consumer Staples – 4.8% (4.8% of Total Investments)
$ 435	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	10/22 at 100.00	B–	$ 434,991
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
290	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	BBB	299,242
	Series 2016A-1, 5.625%, 6/01/35
1,530	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	BB+	1,650,442
	Series 2016A-1, 5.750%, 6/01/43
2,255	Total Consumer Staples			2,384,675
	Education and Civic Organizations – 11.4% (11.5% of Total Investments)
270	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	10/22 at 100.00	CCC	252,604
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
75	5.000%, 4/15/33, 144A	4/23 at 100.00	BB+	75,254
110	5.000%, 4/15/43, 144A	4/23 at 100.00	BB+	110,099
100	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	88,960
	School, Series 2020C-1, 5.000%, 6/01/40, 144A
150	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	151,038
	University, Series 2013A, 5.000%, 7/01/44
165	Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University,	7/32 at 100.00	N/R	169,226
	Series 2022A, 5.000%, 7/15/42
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	1,035,290
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
605	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	621,317
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
180	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/32 at 100.00	N/R	155,077
	Series 2022A, 4.000%, 7/01/52
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	305,732
	2015A, 5.000%, 7/01/35
1,185	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	1,267,701
	2016A, 5.000%, 7/01/39
250	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	253,562
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
215	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	187,431
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (5)
110	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	111,031
	University Project, Series 2013, 5.000%, 9/01/38
180	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	9/30 at 100.00	N/R	167,013
	Revenue Bonds, Yankee Stadium Project, Series 2020A, 4.000%, 3/01/45 – AGM Insured
350	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	No Opt. Call	AA	401,205
	American Art, Refunding Series 2021, 5.000%, 7/01/31
190	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	170,280
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	130,409
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
5,570	Total Education and Civic Organizations			5,653,229

NXN	Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Financials – 1.0% (1.0% of Total Investments)
$ 450	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A2	$ 503,469
	Series 2005, 5.250%, 10/01/35
	Health Care – 9.7% (9.8% of Total Investments)
	Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health
	Obligated Group, Series 2022A:
890	4.000%, 5/01/45	5/32 at 100.00	N/R	828,474
760	4.250%, 5/01/52	5/32 at 100.00	N/R	714,415
1,100	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	8/28 at 100.00	BBB–	1,119,459
	Series 2018A, 5.000%, 8/01/34
1,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals	7/30 at 100.00	A	916,480
	Obligated Group, Series 2020A, 4.000%, 7/01/50
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest
	Systems, Inc. Project, Series 2016B:
250	4.000%, 7/01/41	7/26 at 100.00	A–	224,080
500	5.000%, 7/01/46	7/26 at 100.00	A–	507,605
140	Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health	12/32 at 100.00	N/R	143,976
	Project, Series 2022A, 5.250%, 12/01/52
375	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	Baa2	371,813
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46
5,015	Total Health Care			4,826,302
	Industrials – 1.7% (1.7% of Total Investments)
865	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	836,775
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
10	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade	3/30 at 100.00	N/R	7,800
	Center Project, Refunding Green Series 2022A-CL2, 3.500%, 9/15/52
875	Total Industrials			844,575
	Long-Term Care – 0.3% (0.3% of Total Investments)
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	10/22 at 100.00	A2	100,728
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
25	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	22,451
	Community Project, Series 2019, 5.000%, 1/01/40
125	Total Long-Term Care			123,179
	Materials – 0.3% (0.3% of Total Investments)
160	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	163,696
	Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35, (AMT), 144A
	Tax Obligation/General – 8.6% (8.7% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series	4/30 at 100.00	AA	1,081,600
	2019B, 5.000%, 4/01/49 – AGM Insured
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2021A,	4/31 at 100.00	AA	929,420
	4.000%, 4/01/51 – AGM Insured
1,080	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	1,153,105
835	New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD-1, 4.000%, 3/01/50	3/30 at 100.00	AA	790,870
	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
40	4.000%, 7/01/37	7/31 at 103.00	N/R	35,844
117	4.000%, 7/01/41	7/31 at 103.00	N/R	102,177
244	4.000%, 7/01/46	7/31 at 103.00	N/R	207,207
4,316	Total Tax Obligation/General			4,300,223
	Tax Obligation/Limited – 20.0% (20.2% of Total Investments)
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	955,930
	General Purpose, Bidding Group 1 Through 5, Series 2020A, 4.000%, 3/15/44
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,065,780
	2015B. Group A,B&C, 5.000%, 3/15/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/25	No Opt. Call	BB	$ 1,043,210
250	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green Fiscal 2022	2/32 at 100.00	N/R	256,025
	Series A, 4.000%, 2/15/37
800	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa3	857,528
	Fiscal 2017 Series A, 5.000%, 2/15/38
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	1,049,050
	Fiscal Series 2015S-2, 5.000%, 7/15/40
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	1,014,670
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
450	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	463,433
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
1,120	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/28 at 100.00	N/R	1,052,845
	General Purpose Group 1, Series 2019A, 4.000%, 3/15/48
1,235	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	1,198,073
	2018A-1, 5.000%, 7/01/58
65	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	N/R	60,094
	Lien Series 2021B-1, 4.000%, 5/15/56
685	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	11/31 at 100.00	N/R	642,359
	Lien Series 2021C-3, 4.000%, 5/15/51
315	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/32 at 100.00	N/R	295,391
	Lien Series 2022 A, 4.000%, 5/15/51
9,920	Total Tax Obligation/Limited			9,954,388
	Transportation – 22.7% (22.9% of Total Investments)
900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/24 at 100.00	A3	916,542
	2014D-1, 5.000%, 11/15/39
	New York Transportation Development Corporation, New York, Facility Revenue Bonds,
	Thruway Service Areas Project, Series 2021:
85	4.000%, 10/31/46, (AMT)	10/31 at 100.00	BBB–	74,112
630	4.000%, 4/30/53, (AMT)	10/31 at 100.00	BBB–	534,019
980	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	1,002,981
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46, (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
165	5.000%, 8/01/26, (AMT)	9/22 at 100.00	B	165,856
830	5.000%, 8/01/31, (AMT)	9/22 at 100.00	B	834,308
30	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B	32,330
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36, (AMT)
85	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	88,677
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A, 5.000%,
	12/01/37, (AMT)
130	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	N/R	138,911
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C, 5.000%, 12/01/35
265	New York Transportation Development Corporation, New York, Special Facility Revenue	12/32 at 100.00	N/R	277,185
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, 5.000%,
	12/01/39, (AMT)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
700	5.000%, 1/01/28, (AMT)	No Opt. Call	Baa3	738,073
300	5.000%, 1/01/31, (AMT)	1/28 at 100.00	Baa3	311,988
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	Aa3	1,050,700
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	Aa3	1,582,320
	Eleventh Series 2018, 5.000%, 9/01/48

NXN	Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
August 31, 2022 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,475	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/30 at 100.00	Aa3	$ 1,304,284
	Twenty-One Series 2020, 4.000%, 7/15/55, (AMT)
1,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,086,760
	Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/36
1,095	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,164,971
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
11,170	Total Transportation			11,304,017
	U.S. Guaranteed – 2.2% (2.2% of Total Investments) (4)
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
20	5.000%, 7/01/31, (Pre-refunded 7/01/25)	7/25 at 100.00	Aa3	21,411
25	5.000%, 7/01/33, (Pre-refunded 7/01/25)	7/25 at 100.00	Aa3	26,764
1,005	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife	8/23 at 100.00	A+	1,029,471
	Conservation Society, Series 2014A, 5.000%, 8/01/32, (Pre-refunded 8/01/23)
1,050	Total U.S. Guaranteed			1,077,646
	Utilities – 16.5% (16.6% of Total Investments)
200	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds,	7/25 at 100.00	A+	212,304
	Refunding Series 2015A, 5.000%, 7/01/29
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	35,071
50	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	51,770
	2014A, 5.000%, 9/01/44
180	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	193,025
	2017, 5.000%, 9/01/47
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	3,224,160
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/27 at 100.00	AAA	1,072,250
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/42
150	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	144,891
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42, (AMT), 144A
1,365	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE,	12/23 at 100.00	AAA	1,403,425
	5.000%, 12/15/41
1,750	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B,	6/26 at 100.00	AAA	1,870,172
	5.000%, 12/15/35
7,730	Total Utilities			8,207,068
$ 48,636	Total Long-Term Investments (cost $49,965,441)			49,342,467
	Other Assets Less Liabilities – 0.8%			387,020
	Net Assets Applicable to Common Shares – 100%			$ 49,729,487

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax

See accompanying notes to financial statements.

Statement of Assets and Liabilities

August 31, 2022 (Unaudited)

	NAN	NRK	NNY	NXN
Assets
Long-term investments, at value (cost $657,845,433, $1,834,595,110,
$172,622,596 and $49,965,441, respectively)	$654,181,223	$1,840,515,721	$172,008,131	$49,342,467
Cash	—	—	—	92,097
Receivable for:
Interest	7,915,134	20,688,847	1,867,964	590,197
Investments sold	11,245,379	1,022,362	1,250,644	—
Other assets	161,325	801,577	1,260	18,867
Total assets	673,503,061	1,863,028,507	175,127,999	50,043,628
Liabilities
Cash overdraft	4,513,922	399,809	3,495,551	—
Borrowings	14,600,000	6,900,000	—	—
Floating rate obligations	25,825,000	30,800,000	—	—
Payable for:
Dividends	1,378,997	3,978,964	435,782	124,671
Interest	202,482	202,770	—	—
Investments purchased - regular settlement	1,678,446	5,765,147	446,233	131,842
Investments purchased - when-issued/delayed-delivery settlement	—	14,181,842	—	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs (liquidation preference $147,000,000, $— , $— and
$— , respectively)	146,929,657	—	—	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $— , $80,000,000, $— and $— , respectively)	—	79,583,942	—	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $89,000,000, $663,800,000, $— and $— , respectively)	88,204,925	661,569,693	—	—
Accrued expenses:
Management fees	337,464	903,597	68,404	11,056
Trustees fees	94,985	362,041	1,210	16,406
Other	118,709	337,684	64,849	30,166
Total liabilities	283,884,587	804,985,489	4,512,029	314,141
Commitments and Contingencies (as disclosed in Note 8)
Net Assets applicable to common shares	$389,618,474	$1,058,043,018	$170,615,970	$49,729,487
Common shares outstanding	30,851,332	87,235,304	18,886,053	3,924,895
Net asset value ("NAV") per common share outstanding	$ 12.63	$ 12.13	$ 9.03	$ 12.67
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 308,513	$ 872,353	$ 188,861	$ 39,249
Paid-in surplus	435,697,648	1,173,636,489	178,431,370	53,856,608
Total distributable earnings (loss)	(46,387,687)	(116,465,824)	(8,004,261)	(4,166,370)
Net assets applicable to common shares	$389,618,474	$1,058,043,018	$170,615,970	$49,729,487
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	N/A	N/A
N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended August 31, 2022 (Unaudited)

	NAN	NRK	NNY	NXN
Investment Income	$ 13,055,137	$ 36,244,291	$ 3,283,041	$ 936,337
Expenses
Management fees	2,018,429	5,405,639	404,330	65,997
Interest expense and amortization of offering costs	1,879,835	3,714,992	1,104	154
Liquidity fees	370,643	2,587,101	—	—
Remarketing fees	22,744	417,218	—	—
Custodian expenses, net	33,534	82,193	14,728	7,525
Trustees fees	10,403	30,252	2,683	776
Professional fees	40,831	110,492	24,805	18,117
Shareholder reporting expenses	20,077	38,218	13,406	6,499
Shareholder servicing agent fees	12,462	13,902	5,346	985
Stock exchange listing fees	4,649	13,147	11,629	3,676
Investor relations expenses	15,078	42,665	4,320	1,385
Other	27,930	76,100	3,825	3,569
Total expenses	4,456,615	12,531,919	486,176	108,683
Net investment income (loss)	8,598,522	23,712,372	2,796,865	827,654
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(27,542,874)	(72,510,328)	(5,513,352)	(1,917,105)
Change in net unrealized appreciation (depreciation)
of investments	(35,146,504)	(105,115,241)	(9,913,266)	(2,931,031)
Net realized and unrealized gain (loss)	(62,689,378)	(177,625,569)	(15,426,618)	(4,848,136)
Net increase (decrease) in net assets applicable to common
shares from operations	$(54,090,856)	$(153,913,197)	$(12,629,753)	$(4,020,482)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NAN		NRK
	(Unaudited)		(Unaudited)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	8/31/22	2/28/22	8/31/22	2/28/22
Operations
Net investment income (loss)	$ 8,598,522	$ 17,765,651	$ 23,712,372	$ 49,334,241
Net realized gain (loss) from investments	(27,542,874)	(1,752,725)	(72,510,328)	(1,491,203)
Change in net unrealized appreciation (depreciation)
of investments	(35,146,504)	(17,828,292)	(105,115,241)	(54,784,935)
Net increase (decrease) in net assets
applicable to common shares
from operations	(54,090,856)	(1,815,366)	(153,913,197)	(6,941,897)
Distributions to Common Shareholders
Dividends	(8,977,739)	(18,711,334)	(25,123,769)	(50,247,538)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(8,977,739)	(18,711,334)	(25,123,769)	(50,247,538)
Capital Share Transactions
Common shares:
Issued in the Reorganization	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares	(63,068,595)	(20,526,700)	(179,036,966)	(57,189,435)
Net assets applicable to common
shares at the beginning of period	452,687,069	473,213,769	1,237,079,984	1,294,269,419
Net assets applicable to common
shares at the end of period	$389,618,474	$452,687,069	$1,058,043,018	$1,237,079,984

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NNY			NXN
	(Unaudited)		(Unaudited)
	Six Months		Six Months	Eleven Months
	Ended	Year Ended	Ended	Ended	Year Ended
	8/31/22	2/28/22	8/31/22	2/28/22	3/31/21
Operations
Net investment income (loss)	$ 2,796,865	$ 4,791,561	$ 827,654	$ 1,481,156	$ 1,819,457
Net realized gain (loss) from investments	(5,513,352)	(35,963)	(1,917,105)	(167,563)	(132,901)
Change in net unrealized appreciation (depreciation)
of investments	(9,913,266)	(4,857,648)	(2,931,031)	(1,602,549)	1,563,203
Net increase (decrease) in net assets
applicable to common shares
from operations	(12,629,753)	(102,050)	(4,020,482)	(288,956)	3,249,759
Distributions to Common Shareholders
Dividends	(2,662,933)	(5,232,998)	(783,017)	(1,489,498)	(1,830,963)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(2,662,933)	(5,232,998)	(783,017)	(1,489,498)	(1,830,963)
Capital Share Transactions
Common shares:
Issued in the Reorganization	—	37,121,360	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	37,121,360	—	—	—
Net increase (decrease) in net assets
applicable to common shares	(15,292,686)	31,786,312	(4,803,499)	(1,778,454)	1,418,796
Net assets applicable to common
shares at the beginning of period	185,908,656	154,122,344	54,532,986	56,311,440	54,892,644
Net assets applicable to common
shares at the end of period	$170,615,970	$185,908,656	$49,729,487	$54,532,986	$56,311,440

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended August 31, 2022 (Unaudited)

	NAN	NRK
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$ (54,090,856)	$(153,913,197)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by
(used in) operating activities:
Purchases of investments	(351,872,762)	(759,498,176)
Proceeds from sales and maturities of investments	338,274,138	729,207,962
Taxes paid	(2,011)	(871)
Amortization (Accretion) of premiums and discounts, net	2,341,371	4,384,101
Amortization of deferred offering costs	28,554	69,023
(Increase) Decrease in:
Receivable for interest	151,632	(446,921)
Receivable for investments sold	3,074,660	9,106,091
Other assets	11,881	78,849
Increase (Decrease) in:
Payable for interest	155,502	161,907
Payable for investments purchased – regular settlement	(9,511,954)	(15,627,154)
Payable for investments purchased – when-issued/delayed settlement	(125,000)	13,811,842
Accrued management fees	11,502	28,176
Accrued Trustees fees	(19,321)	(74,524)
Accrued professional fees	(21,982)	(16,404)
Accrued custodian fees	(91,934)	(238,539)
Accrued other expenses	96,800	208,061
Net realized (gain) loss from investments	27,542,874	72,510,328
Change in net unrealized appreciation (depreciation) of investments	35,146,504	105,115,241
Net cash provided by (used in) operating activities	(8,900,402)	4,865,795
Cash Flow from Financing Activities:
Proceeds from borrowings	18,400,000	103,500,000
(Repayments of) borrowings	(4,800,000)	(96,600,000)
Increase (Decrease) in cash overdraft	4,276,566	399,809
Cash distributions paid to common shareholders	(8,976,164)	(25,121,158)
Net cash provided by (used in) financing activities	8,900,402	(17,821,349)
Net Increase (Decrease) in Cash	—	(12,955,554)
Cash at the beginning of period	—	12,955,554
Cash at the end of period	$ —	$ —

Supplemental Disclosure of Cash Flow Information	NAN	NRK
Cash paid for interest (excluding amortization of offering costs)	$ 1,664,851	$ 3,400,264

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
						From		Discount
	Beginning	Net	Net		From	Accumu-		Per
	Common	Investment	Realized/		Net lated Net			Share		Ending
	Share	Income	Unrealized		Investment	Realized		Repurchased	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	and Retired	NAV	Price
NAN
Year Ended 2/28-2/29:
2022(d)	$14.67	$0.28	$(2.03)	$(1.75)	$(0.29)	$ —	$(0.29)	$ —	$12.63	$11.46
2022	15.34	0.58	(0.64)	(0.06)	(0.61)	—	(0.61)	—	14.67	13.21
2021	16.04	0.65	(0.73)	(0.08)	(0.62)	—	(0.62)	—	15.34	13.92
2020	14.69	0.60	1.33	1.93	(0.58)	—	(0.58)	—	16.04	14.43
2019	14.63	0.61	0.01	0.62	(0.58)	—	(0.58)	0.02	14.69	12.87
2018	14.85	0.67	(0.19)	0.48	(0.70)	—	(0.70)	—	14.63	13.02
NRK
Year Ended 2/28-2/29:
2022(d)	14.18	0.27	(2.03)	(1.76)	(0.29)	—	(0.29)	—	12.13	10.96
2022	14.84	0.57	(0.65)	(0.08)	(0.58)	—	(0.58)	—	14.18	12.69
2021	15.45	0.60	(0.64)	(0.04)	(0.57)	—	(0.57)	—	14.84	13.44
2020	14.12	0.57	1.30	1.87	(0.54)	—	(0.54)	—	15.45	13.72
2019	14.01	0.57	0.07	0.64	(0.54)	—	(0.54)	0.01	14.12	12.36
2018	14.21	0.62	(0.20)	0.42	(0.62)	—	(0.62)	—	14.01	12.31

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

(11.99)%	(11.11)%	$ 389,618	2.16%*	4.17%*	51%
(0.55)	(1.06)	452,687	1.51	3.71	16
(0.40)	0.90	473,214	1.70	4.29	23
13.33	16.81	494,883	2.34	3.90	8
4.46	3.49	453,180	2.45	4.16	23
3.19	(0.44)	455,375	2.10	4.43	14

(12.50)	(11.43)	1,058,043	2.23*	4.22*	39
(0.70)	(1.55)	1,237,080	1.53	3.77	11
(0.16)	2.31	1,294,269	1.80	4.10	22
13.47	15.57	1,347,971	2.33	3.89	12
4.75	5.01	1,231,771	2.51	4.08	21
2.90	(0.18)	1,227,358	2.13	4.28	13

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

	Ratios of Interest Expense		Ratios of Interest Expense
	to Average Net Assets Applicable		to Average Net Assets Applicable
	to Common Shares		to Common Shares
NAN		NRK
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2022(d)	1.09%*	2022(d)	1.18%*
2022	0.53	2022	0.55
2021	0.70	2021	0.80
2020	1.33	2020	1.37
2019	1.42	2019	1.52
2018	1.07	2018	1.14

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	Unaudited. For the six months ended August 31, 2022.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions to
	Investment Operations				Common Shareholders			Common Share
						From		Discount
	Beginning	Net	Net		From	Accumu-		Per
	Common	Investment	Realized/		Net lated Net			Share		Ending
	Share	Income	Unrealized		Investment	Realized		Repurchased	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	and Retired	NAV	Price
NNY
Year Ended 2/28-2/29:
2022(e)	$ 9.84	$0.15	$(0.82)	$(0.67)	$(0.14)	$ —	$(0.14)	$ —	$ 9.03	$ 8.55
2022	10.11	0.26	(0.24)	0.02	(0.29)	—	(0.29)	—	9.84	9.27
2021	10.46	0.31	(0.34)	(0.03)	(0.32)	—	(0.32)	—	10.11	9.63
2020	9.87	0.35	0.59	0.94	(0.35)	—	(0.35)	—	10.46	10.36
2019	9.81	0.36	0.06	0.42	(0.36)	—	(0.36)	—	9.87	9.67
2018	9.89	0.37	(0.07)	0.30	(0.38)	—	(0.38)	—	9.81	9.26
NXN
Year Ended 2/28-2/29:
2022(e)	13.89	0.21	(1.23)	(1.02)	(0.20)	—	(0.20)	—	12.67	11.82
2022(d)	14.35	0.38	(0.46)	(0.08)	(0.38)	—	(0.38)	—	13.89	12.92
Year Ended 3/31:
2021	13.99	0.46	0.37	0.83	(0.47)	—	(0.47)	—	14.35	14.50
2020	14.08	0.49	(0.11)	0.38	(0.47)	—	(0.47)	—	13.99	12.65
2019	13.93	0.50	0.15	0.65	(0.50)	—	(0.50)	—	14.08	13.52
2018	14.04	0.52	(0.09)	0.43	(0.54)	—	(0.54)	—	13.93	12.98
2017	14.53	0.55	(0.49)	0.06	(0.55)	—	(0.55)	—	14.04	13.69

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

(6.82)%	(6.28)%	$170,616	0.55%*	3.17%*	40%
0.10	(0.91)	185,909	0.60	2.55	10
(0.17)	(3.94)	154,122	0.57	3.08	24
9.72	10.93	159,252	0.59	3.45	7
4.37	8.52	150,281	0.59	3.63	17
3.01	(0.80)	149,313	0.60	3.69	12

(7.37)	(6.99)	49,729	0.42*	3.21*	37
(0.62)	(8.43)	54,533	0.40*	2.86*	16

5.98	18.66	56,311	0.40	3.25	14
2.69	(3.18)	54,893	0.43	3.39	5
4.80	8.26	55,270	0.42	3.59	16
3.05	(1.41)	54,679	0.43	3.64	17
0.40	1.26	55,120	0.44	3.83	29

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

Ratios of Interest Expense
to Average Net Assets Applicable
to Common Shares
NNY
Year Ended 2/28-2/29:
2022(e)	—%*
2022	—**
2021	—**
2020	0.02
2019	0.02
2018	0.03

Ratios of Interest Expense
to Average Net Assets Applicable
to Common Shares
NXN
Year Ended 2/28-2/29:
2022(e)	—%*
2022(d)	—*
Year Ended 3/31:
2021	—**
2020	0.02
2019	0.02
2018	0.02
2017	0.02

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	For the eleven months ended February 28, 2022.
(e)	Unaudited. For the six months ended August 31, 2022.
*	Annualized.
**	Value rounded to zero.

See accompanying notes to financial statements.

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each Fund’s last five fiscal periods, as applicable.

									AMTP, MFP,
									VMTP
									and/or
	AMTP Shares		MFP Shares		VMTP Shares		VRDP Shares		VRDP Shares
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Coverage
	Out-	Per	Out-	Per	Out-	Per	Out-	Per	Per $1
	standing	$100,000	standing	$100,000	standing	$100,000	standing	$100,000	Liquidation
	(000)(a)	Share(b)	(000)(a)	Share(b)	(000)(a)	Share(b)	(000)(a)	Share(b)	Preference
NAN
Year Ended 2/28-2/29:
2022(c)	$147,000	$255,474	$ —	$ —	$ —	$ —	$89,000	$255,474	$2.55
2022	147,000	291,007	—	—	—	—	89,000	291,007	2.91
2021	147,000	300,514	—	—	—	—	89,000	300,514	3.01
2020	147,000	309,696	—	—	—	—	89,000	309,696	3.10
2019	147,000	292,026	—	—	—	—	89,000	292,026	2.92
2018	—	—	—	—	147,000	292,955	89,000	292,955	2.93
NRK
Year Ended 2/28-2/29:
2022(c)	—	—	80,000	240,941	—	—	663,800	240,941	2.41
2022	—	—	80,000	266,319	—	—	663,800	266,319	2.66
2021	—	—	80,000	274,008	—	—	663,800	274,008	2.74
2020	—	—	80,000	281,228	—	—	663,800	281,228	2.81
2019	—	—	80,000	265,605	—	—	663,800	265,605	2.66
2018	—	—	80,000	265,012	—	—	663,800	265,012	2.65

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)	Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.
(c)	Unaudited. For the six months ended August 31, 2022.

See accompanying notes to financial statements.

Notes to

Financial Statements (Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen New York Quality Municipal Income Fund (NAN)
• Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
• Nuveen New York Municipal Value Fund (NNY)
• Nuveen New York Select Tax-Free Income Portfolio (NXN)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NAN, NRK and NXN were organized as Massachusetts business trusts on December 1, 1998, April 9, 2002 and March 30, 1992, respectively. NNY was organized as a Massachusetts business trust on April 12, 2021 (previously organized as a Minnesota trust on July 14, 1987).

Change in Fiscal and Tax Year End for NXN

Effective February 24, 2022, NXN’s fiscal and tax year end changed from March 31 to February 28/29 as approved by the Fund’s Board of Trustees (the “Board”). As a result, NXN has prepared an annual report for the period April 1, 2021 through February 28, 2022 (the “eleven months ended February 28, 2022”).

Current Fiscal Period

The end of the reporting period for the Funds is August 31, 2022, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Reorganization

Effective prior to the opening of business on April 12, 2021, Nuveen New York Municipal Value Fund 2 (NYV) (the “Target Fund”) was reorganized into NNY (the “Acquiring Fund”) (the “Reorganization”).

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund became shareholders of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled).

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for

Notes to Financial Statements (Unaudited) (continued)

rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit

As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

	NAN	NRK	NNY	NXN
Custodian Fee Credit	$2,125	$3,425	$1,865	$840

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

New Rules to Modernize Fund Valuation Framework Take Effect

A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1	– Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2	– Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3	– Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Notes to Financial Statements (Unaudited) (continued)

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NAN	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$654,181,223	$ —	$654,181,223
NRK
Long-Term Investments*:
Municipal Bonds	$ —	$1,840,515,721	$ —	$1,840,515,721
NNY
Long-Term Investments*:
Municipal Bonds	$ —	$172,008,131	$ —	$172,008,131
NXN
Long-Term Investments*:
Municipal Bonds	$ —	$49,342,467	$ —	$49,342,467

* Refer to the Fund’s Portfolio of Investments for industry classifications.

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 – Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 – Fund Shares.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse

Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NAN	NRK	NNY	NXN
Floating rate obligations: self-deposited Inverse Floaters	$25,825,000	$30,800,000	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	13,950,000	—	—	—
Total	$39,775,000	$30,800,000	$ —	$ —

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAN	NRK	NNY	NXN
Average floating rate obligations outstanding	$25,825,000	$30,800,000	$ —	$ —
Average annual interest rate and fees	1.26%	1.29%	—%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of

Notes to Financial Statements (Unaudited) (continued)

the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NAN	NRK	NNY	NXN
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$25,825,000	$30,800,000	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	13,950,000	—	—	—
Total	$39,775,000	$30,800,000	$ —	$ —

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NAN	NRK	NNY	NXN
Purchases	$351,872,762	$759,498,176	$76,738,537	$20,529,770
Sales and maturities	338,274,138	729,207,962	69,809,044	18,361,203

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

NNY
	Six Months	Year
	Ended	Ended
	8/31/22	2/28/22
Common shares:
Issued in the Reorganization	—	3,645,310

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares

NAN has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.

The details of NAN’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference,
				net of
		Shares	Liquidation	deferred
Fund	Series	Outstanding	Preference	offering costs
NAN	2028	1,470	$147,000,000	$146,929,657

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NAN	360-day	2028	December 1, 2028*	November 30, 2019

* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NAN
Average liquidation preference of AMTP Shares outstanding	$147,000,000
Annualized dividend rate	1.69%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (continued)

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

MuniFund Preferred Shares

NRK has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.

The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.

•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of their shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

The Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, with which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP Shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as deferred charges which are amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, details of the Fund’s MFP Shares outstanding were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	net of deferred	Term		Mode
Fund	Series	Outstanding	Preference	offering costs	Redemption Date	Mode	Termination Date
NRK	A	800	$80,000,000	$79,583,942	May 1, 2047	VRRM	May 1, 2047

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NRK
Average liquidation preference of MFP Shares outstanding	$80,000,000
Annualized dividend rate	1.19%

Variable Rate Demand Preferred Shares

The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NAN and NRK had $88,204,925 and $661,569,963 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fees*	Preference	Maturity
NAN	1	890	0.05%	$ 89,000,000	March 1, 2040
NRK
	1	1,123	0.10%	$112,300,000	August 1, 2040
	2	1,648	0.10%	$164,800,000	August 1, 2040
	3	1,617	0.10%	$161,700,000	December 1, 2040
	4	500	0.10%	$ 50,000,000	June 1, 2040
	5	1,750	0.05%	$175,000,000	June 1, 2046

* Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAN	NRK
Average liquidation preference of VRDP Shares outstanding	$89,000,000	$663,800,000
Annualized dividend rate	0.90%	0.86%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and

Notes to Financial Statements (Unaudited) (continued)

“Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions

The Funds did not have any transactions in preferred shares during the current and prior fiscal period.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of NRK, the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.

As of the end of the reporting period, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
NAN	$ 631,872,405	$ 7,361,664	$(10,877,732)	$(3,516,068)
NRK	1,804,153,035	34,368,423	(28,805,533)	5,562,890
NNY	172,577,893	2,365,141	(2,934,903)	(569,762)
NXN	49,974,624	384,025	(1,016,182)	(632,157)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of prior fiscal period end, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Unrealized			Other
	Tax-Exempt	Ordinary	Long-Term	Appreciation	Capital Loss	Late-Year Loss	Book-to-Tax
Fund	Income[1]	Income	Capital Gains	(Depreciation)	Carryforwards	Deferrals	Differences	Total
NAN	$2,216,938	$106,346	$ —	$31,562,285	$(15,710,382)	$ —	$(1,496,290)	$16,678,897
NRK	6,371,738	—	—	110,471,247	(50,085,419)	—	(4,187,295)	62,570,271
NNY	269,263	48,050	—	9,317,906	(1,912,415)	—	(434,379)	7,288,425
NXN	67,712	4,563	—	2,296,120	(1,595,857)	—	(135,409)	637,129

1 Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2022, and paid on March 1, 2022.

As of prior fiscal period end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NAN[1]	$14,014,068	$1,696,314	$15,710,382
NRK	49,974,025	111,394	50,085,419
NNY	1,838,280	74,135	1,912,415
NXN	1,306,743	289,114	1,595,857

1 A portion of NAN’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NNY a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NNY pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee, payable monthly, for NAN and NRK is calculated according to the following schedule:

Average Daily Managed Assets*	NAN	NRK
For the first $125 million	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375
For the next $250 million	0.4250	0.4250
For the next $500 million	0.4125	0.4125
For the next $1 billion	0.4000	0.4000
For the next $3 billion	0.3750	0.3750
For managed assets over $5 billion	0.3625	0.3625

The annual fund-level fee, payable monthly, for NXN is calculated according to the following schedule:

NXN
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NNY and NXN):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of August 31, 2022, the complex-level fee for each Fund was 0.1567%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NAN	NRK	NNY	NXN
Purchases	$10,448,100	$43,427,400	$ —	$ —
Sales	10,458,600	43,464,000	—	—
Realized gain (loss)	(721,065)	(2,783,074)	—	—

8. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds' financial statements.

9. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2023 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NAN	NRK
Maximum outstanding balance	$14,600,000	$19,900,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NAN	NRK
Utilization period (days outstanding)	18	95
Average daily balance outstanding	$12,044,444	$11,350,526
Average annual interest rate	3.48%	2.54%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Risk Considerations

(Unaudited)

Fund common shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen New York Quality Municipal Income Fund (NAN)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAN.

Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NRK.

Nuveen New York Municipal Value Fund (NNY)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NNY.

Nuveen New York Select Tax-Free Income Portfolio (NXN)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXN.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Mathew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes –Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAN	NRK	NNY	NXN
Common shares repurchased	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

•Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

•Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

•Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

•S&P Municipal Bond Index: An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•S&P Municipal Bond New York Index: An index designed to measure the performance of the tax-exempt New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.

•Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn't have the ability to increase taxes by an unlimited amount to pay the bonds back.

•	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 23-25, 2022 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” The Board has established various standing committees composed of various Independent Board Members that are assigned specific responsibilities to enhance the effectiveness of the Board’s oversight and decision making. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The Board further meets, among other things, to specifically consider the annual renewal of the advisory agreements for the Nuveen funds.

In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2021 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and/or the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued in 2021 and 2022 for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 13-14, 2022 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory, market and other developments. The Board accordingly considered the Adviser’s dedication of extensive resources, time, people and capital employed to support and manage the Nuveen funds as well as the Adviser’s continued program of developing improvements and innovations for the benefit of the funds and shareholders and to meet the ever increasing regulatory requirements applicable to the funds. In this regard, the Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services. The Board considered the Adviser’s investment oversight team’s extensive services in overseeing the various sub-advisers to the Nuveen funds; evaluating fund performance; and preparing reports to the Board addressing, among other things, fund performance, market

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

conditions, investment team matters, product developments and management proposals. The Board further recognized the range of services the various teams of the Adviser provided including, but not limited to, overseeing operational and risk management; managing liquidity; overseeing the daily valuation process; and managing distributions in seeking to deliver long-term fund earnings to shareholders consistent with the respective Nuveen fund’s product design and positioning. The Board also considered the structure of investment personnel compensation of each Fund Adviser and whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.

The Board further recognized that the Adviser’s compliance and regulatory functions were integral to the investment management of the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, law and regulations; devising internal compliance programs and a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board further considered information regarding the Adviser’s business continuity and disaster recovery plans as well as information regarding its information security program, including presentations of such program provided at a site visit in 2022, to help identify and manage information security risks.

In addition to the above functions, the Board considered that the Adviser also provides, among other things, fund administration services (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; interacting with the Nuveen funds’ independent public accountants and overseeing other service providers; and managing fund budgets and expenses); product management services (such as evaluating and enhancing products and strategies); legal services (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); and with respect to the Nuveen closed-end funds, managing leverage, monitoring asset coverage and seeking to promote an orderly secondary market.

The Board also considered the quality of support services and communications the Adviser provided the Board, including, in part, organizing and administrating Board meetings and supporting Board committees; preparing regular and ad hoc reports on fund performance, market conditions and investment team matters; providing due diligence reports addressing product development and management proposals; and coordinating site visits of the Board and presentations by investment teams and senior management.

In addition to the services provided, the Board considered the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. Further, the Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2021 and 2022 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•	Centralization of Functions – ongoing initiatives to centralize investment leadership and create a more cohesive market approach and centralized shared support model (including through the consolidation of certain affiliated sub-advisers) in seeking to operate more effectively and enhance the research capabilities and services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; soft closing certain funds; modifying the conversion periods on certain share classes; and evaluating and adjusting portfolio management teams as appropriate for various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk with a focus on environmental, social and governance (“ESG”) controls and processes, increase operating efficiencies, implement enhancements to strengthen ongoing execution of key compliance program elements, support international business growth and facilitate integration of Nuveen’s operating model;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment team matters; product developments; changes to mandates, policies and benchmarks; and other management proposals as well as preparing and coordinating investment presentations to the Board;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting ongoing calculations and monitoring of risk measures across the Nuveen funds, instituting investment risk controls, providing risk reporting throughout Nuveen, participating in internal oversight committees, dedicating the resources and time to develop the processes necessary to help address fund compliance with the new derivatives rule and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintain the valuation policies and procedures, facilitate valuation committee meetings, manage relationships with pricing vendors, prepare relevant valuation reports and design methods to simplify and enhance valuation workflow within the organization and implement processes and procedures to help address compliance with the new valuation rule applicable to the funds;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program that seeks to identify and manage information security risks, and provide reports to the Board, at least annually,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•	Distribution Management Services – continuing to manage the distributions among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
•	with respect specifically to closed-end funds, such continuing services also included:
•	• Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management;
•	• Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts which may include at times shelf offerings, tender offers, capital return programs and share repurchases as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•	• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2021 and March 31, 2022. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2019, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s); differences in the composition of the Performance Peer Group over time; and differences in the types and/or levels of any leverage and related costs with that of the Performance Peer Group would all necessarily contribute to differences in performance results and limit the value of the comparative information. Further, the Board recognized the inherent limitations in comparing the performance of an actively managed fund to a benchmark index due to the fund’s pursuit of an investment strategy that does not directly follow the index. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board had recognized the recent periods in 2022 of general market volatility and underperformance. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen New York Quality Municipal Income Fund (the “New York Quality Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021. Although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended March 31, 2022, the Fund outperformed its benchmark for the five-year period ended March 31, 2022 and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen New York AMT-Free Quality Municipal Income Fund (the “New York AMT-Free Quality Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021. Although the Fund’s performance was below the performance of its benchmark

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

for the one-year period ended March 31, 2022, the Fund matched or outperformed the performance of its benchmark for the three- and five-year periods ended March 31, 2022 and ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen New York Municipal Value Fund (the “New York Municipal Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended December 31, 2021, the Fund ranked in the third quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2021 and outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2021. The Fund also outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2022 and ranked in the first quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period ended March 31, 2022. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For Nuveen New York Select Tax-Free Income Portfolio (the “New York Select Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021, the Fund outperformed its benchmark for such periods. In addition, the Fund outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2022 and ranked in the first quartile of its Performance Peer Group for the one-and three-year periods ended March 31, 2022 and second quartile for the five-year period ended March 31, 2022. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $72.5 million and fund-level breakpoints reduced fees by approximately $89.1 million in 2021.

With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that (a) the New York Quality Fund had a net management fee that was in line with the peer average and a net expense ratio that was the same as the peer average; (b) the New York AMT-Free Quality Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average; and (c) the New York Municipal Value Fund and the New York Select Fund each had a net management fee and a net expense ratio that were below the respective peer averages.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex, municipal managed accounts offered by an unaffiliated adviser and private limited partnerships offered by Nuveen. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to certain ETFs offered outside the Nuveen family.

In considering the fee data of other clients, the Board recognized, among other things, that differences in the amount, type and level of services provided to the Nuveen funds relative to other types of clients as well as any differences in portfolio investment policies, the types of assets managed and related complexities in managing such assets, the entrepreneurial and other risks associated with a particular strategy, investor profiles, account sizes and regulatory requirements will contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to these other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2021 and 2020. The Board reviewed, among other things, the net margins (pre-tax) for Nuveen Investments, Inc. (“Nuveen Investments”), the gross and net revenue margins (pre- and post-tax and exclud-

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

ing distribution) and the revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen Investments from the Nuveen funds only; and comparative profitability data comparing the operating margins of Nuveen Investments compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues, expenses and operating margin (pre- and post-tax) the Adviser derived from its ETF product line for the 2021 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide overhead/shared service expenses, TIAA (defined below) corporate-wide overhead expenses and partially fund related expenses to the Nuveen complex and its affiliates and to further allocate such expenses between the Nuveen fund and non-fund businesses. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2021, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments compared to the firm-wide adjusted operating margins of the peers for each calendar year from 2012 to 2021.

The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and to report to the full Board. In its evaluation, the Board, however, recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also reviewed a summary of the key drivers that affected Nuveen’s revenues and expenses impacting profitability in 2021 versus 2020.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments compared favorably to the peer group range of operating margins; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2021 and 2020 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities to the respective funds for the calendar years ended December 31, 2021 and December 31, 2020. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar years ending December 31, 2021 and December 31, 2020 and the pre- and post-tax revenue margins from 2021 and 2020.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. Further, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business.

Based on its review, the Board concluded that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds.

In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-C-0822D 2452059-INV-B-10/23

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Municipal Value Fund

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: November 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: November 4, 2022

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: November 4, 2022